Posting Supplement No. 252 dated June 21, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 299651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
299651	$10,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 299651. Member loan 299651 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,677 / month
Current employer:	Media Organization	Debt-to-income ratio:	15.36%
Length of employment:	2 years	Location:	Springfield, VA

Home town:
Current & past employers:	Media Organization
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,987.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 359043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
359043	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 359043. Member loan 359043 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Dycast Specialties Corporation	Debt-to-income ratio:	0.27%
Length of employment:	25 years 6 months	Location:	Starbuck, MN

Home town:	Minneapolis
Current & past employers:	Dycast Specialties Corporation
Education:	Anoka Technical College, Anoka-Ramsey Community College-Coon Rapids Campus

This borrower member posted the following loan description, which has not been verified:

The loan would support new and upgraded equipment in a recording studio.

A credit bureau reported the following information about this borrower member on October 20, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,440.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 374130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374130	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374130. Member loan 374130 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	10.92%
Length of employment:	1 year 5 months	Location:	San Diego, CA

Home town:	Greenbrae
Current & past employers:	DriveCam, Inc., Nokia
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Hello, I currently have about $20k in high-interest creditcard debt. I would like to refinance this debt at a more favorable interest rate, and in doing so, accellerate the payoff. Currently, I'm paying ~$1000/month and not getting very far. By refinancing the rate down to 8%, I can pay off the debt completely in 3 years with a $630 payment - a big win for me - and you get interest income.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$20,714.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 376937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376937	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376937. Member loan 376937 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	2.82%
Length of employment:	1 year 2 months	Location:	Richmond, RI

Home town:	Providence
Current & past employers:	Wal-Mart Stores, Marine Corps
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

This money will be used for the purpose of investing in my education. Although I have the money and don't need this loan i would prefer not to use up all the cash at once but rater have it spread out over three years. I am a finance major and I own and operate a small business.

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,217.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 377886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377886	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377886. Member loan 377886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	One of the "Big 4" CPA Firms	Debt-to-income ratio:	2.45%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	One of the "Big 4" CPA Firms
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I had $15,000 on credit cards for Undergra/Graduate school expenses. I graduated in May 2008 and started working full time for a large accounting firm. Since then I have paid down my credit card debt to $9,500. If you read my credit report, you will see I have never missed a single credit card payment in my life and I expect to pay them off in 2 more years. However due to the financial crisis these credit card companies start raising their interest rates without cause. The interest rate I am getting here will probably be the same as those credit card companies charging me, but I would rather give my business to someone who at least would appreciate me as a good paying borrower not an account number that they could manipulate with.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,757.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380681	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380681. Member loan 380681 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	self employed	Debt-to-income ratio:	4.13%
Length of employment:	12 years	Location:	Portland, OR

Home town:	Medford
Current & past employers:	self employed, Livingston-wyoming ARC
Education:	Clark College

This borrower member posted the following loan description, which has not been verified:

This loan amount would be put in a escrole account for the purchase of a 77 acre site near Portland, Oregon. This would buy time for promotions and recruitment of like minded investors to operate a mens recreational campground and retreat center. Bringing together the Arts, Crafts, and Music and teaching how to live a healthy lifestyle. RV, cabin, and tent camping would also be a part of this outdoor project. Visit the website at www.camperomenos.org

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,081.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382516	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382516. Member loan 382516 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bellco Glass, Inc	Debt-to-income ratio:	15.10%
Length of employment:	2 years	Location:	Vineland, NJ

Home town:
Current & past employers:	Bellco Glass, Inc
Education:	Cumberland County College

This borrower member posted the following loan description, which has not been verified:

I did not had any money for my sister marriage, so I thought to take it out from my personal credit cards and will pay back ASAP, but the credit card interest rate went up so high that my loan from credit card total amount was around $34,000.00 in mid year 2007 and I paid almost $20,000.00 till today, but my balance got down to only $14,500.00. I still have remaining debt of $19,500.00 left to pay off and I'm seeking some loan at lower interest rate, so I can get rid off my debt ASAP. I can make payments on my loan at $1000 a month or will try to pay more than that to get over with this situation as quick as possible. I'm paying 12.99% APR interest on my credit cards at this moment because of some special offers, but that interest rate is not fixed which is why I'm applying for this loan. I would like to get atleast same if not lower interest rate than that.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,738.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390572	$4,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390572. Member loan 390572 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	FutureVision Technologies	Debt-to-income ratio:	14.67%
Length of employment:	3 years	Location:	West Jordan, UT

Home town:
Current & past employers:	FutureVision Technologies
Education:	Utah State University, University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two high interest credit cards. The debt was incurred from trying to start a small business in 2007. I'm a good candidate because I have never missed a payment and am very responsible with my money.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,038.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396604	$24,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396604. Member loan 396604 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	14.34%
Length of employment:	1 year 7 months	Location:	OKLAHOMA CITY, OK

Home town:	Oklahoma City
Current & past employers:	Self Employed, Carpenter
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Seeking to improve and repair an investment property in OKC near the Paseo Arts district. Property has no liens and consists of a 3 bedroom 1595sf house and a 1480sf commercial building with 2 spaces that can rented individually. I plan to use one space for myself as a recording/rehearsal space for my band and rent the other space in the commercial building and the house. I plan on doing most of the repair work myself and with the help of friends. I am a carpenter by trade and have been involved in many facets of construction for the past 9 years. I have friends with experience in electrical work, HVAC, and many other construction fields.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,644.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398185	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398185. Member loan 398185 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,542 / month
Current employer:	Deloitte & Touche LLP	Debt-to-income ratio:	10.92%
Length of employment:	8 years 10 months	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Deloitte & Touche LLP
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Seeking to consolidate debt into a single payment and at a better rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,630.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407969	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407969. Member loan 407969 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Express	Debt-to-income ratio:	22.51%
Length of employment:	1 year 4 months	Location:	Phoenix, AZ

Home town:	Keswick
Current & past employers:	American Express, US Bank
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

Good Evening, I am looking to consolidate some high interest credit card debt of $12,500. There are 9 total creditors that I have debts with. I am finally in a position where I am reducing my revolving debts, using the "snowball" method, I have eliminated 2 1/2 so far, since the beginning of 2009. 2009 will be my first year making over $30,000, I will actually make $46000 this year. I am very serious about eliminating these debts, and am looking for a potential lender that recognizes the situation. If I receive the loan and clear all my credit card debt, my Fico will jump from 640 to 700 or better. I can then obtain a loan from a bank for the amount, and pay off the amount that a peer lended me. This results in no risk on your part. It's a difficult situation, because if I get the loan my credit score jumps and Im in better shape, but to get my credit score higher, I need the reduction of the debts. It's very difficult, I put myself in this position, but need to get out of it effectively. This seems to be the best alternative.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	72
Revolving Credit Balance:	$13,450.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408085	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408085. Member loan 408085 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	lcom inc	Debt-to-income ratio:	13.45%
Length of employment:	4 years 3 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	lcom inc
Education:

This borrower member posted the following loan description, which has not been verified:

My intention is to satisfy a $2500 medical deductible due immediately as well as paying my credit card.As far as a responsible candidate,this is why Im applying so my credibility stays intact with this loan. thanx

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,274.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409146	$11,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409146. Member loan 409146 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	24.22%
Length of employment:	7 years	Location:	Kenmore, NY

Home town:	Buffalo
Current & past employers:
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My husband and I have a personal loan that is currently at 14.99% and are looking to lower the rate to below 10%. The current payments are $500.00 per month and while we are making the payments each month, we would really like to free up some money. We are both employed full time in stable jobs.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,354.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409840	$14,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409840. Member loan 409840 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cargill	Debt-to-income ratio:	12.40%
Length of employment:	7 months	Location:	WAUKESHA, WI

Home town:	Sioux City
Current & past employers:	Cargill, Interbake Foods
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay of my personal debt from a business. We have just sold the business, so I will not accrue more debt from this, but we need to pay it off now so that is why I am securing a loan.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411116	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411116. Member loan 411116 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	mountain view	Debt-to-income ratio:	0.00%
Length of employment:	20 years	Location:	LOS ANGELES, CA

Home town:	mexico
Current & past employers:	mountain view
Education:

This borrower member posted the following loan description, which has not been verified:

I need a surgery that i need to pay for.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411341	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411341. Member loan 411341 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	0.46%
Length of employment:	8 years 4 months	Location:	Camillus, NY

Home town:	Rochester
Current & past employers:	Lockheed Martin Corp.
Education:	SUNY at Buffalo, Columbia College or Missouri

This borrower member posted the following loan description, which has not been verified:

Will pay often and as early as possible

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,373.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411487	$14,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411487. Member loan 411487 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Spine and Pain Medicine Center	Debt-to-income ratio:	21.70%
Length of employment:	5 years	Location:	Port Richey, FL

Home town:	Bronx
Current & past employers:	Spine and Pain Medicine Center, ups, Franks Nursery and Crafts
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Guys! Wanted to start out by saying I have always had good to great credit and I am very responsible about paying the bills on time, most of the time paying more than the minimum. I have been a single mom with 3 kids for 5 years now and have been able to stay ahead of the game without much or any help from my ex, unfortunately like many other folks these days, I'm beginning to become overwhelmed and I can feel it's about to cave in sometime soon. Before that happens I want to see if you would qualify me for a loan so I can throw my cuurent credit card debt which is now about 800.00 monthly, into 1 payment with a fixed monthly payment and for a set length of time instead of paying forever. I promise you will not regret giving me the opportunity to become a client of yours. Thank You

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,680.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411549	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411549. Member loan 411549 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Starbucks Coffee	Debt-to-income ratio:	14.66%
Length of employment:	9 months	Location:	POUND RIDGE, NY

Home town:	Chicago
Current & past employers:	Starbucks Coffee
Education:	Kendall College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,212.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412292	$22,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412292. Member loan 412292 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Professional Risk Management Services	Debt-to-income ratio:	15.49%
Length of employment:	3 years 3 months	Location:	SPRINGFIELD, VA

Home town:	Falls Church
Current & past employers:	Professional Risk Management Services
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting this loan to pay off my credit card debt. I have two major credit cards each with interest rate at 25%. I understand that my debt to ratio is very high, but I am applying for this loan to fix that. I have successfully paid of my car loan through Pentagon Federal Credit Union. I fulfill my payments and debts. If granted the loan it will make paying off my credit card a little easier. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412471	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412471. Member loan 412471 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,883 / month
Current employer:	Ambrose Employer Group	Debt-to-income ratio:	1.96%
Length of employment:	3 years 2 months	Location:	Brooklyn, NY

Home town:	New York
Current & past employers:	Ambrose Employer Group, ALS Association, Greater New York Chapter
Education:	Hampshire College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a vehicle from a private party and require financing to do so. I have been working in the IT field for almost 10 years. My credit during that time has been improving every year. I have a dependable and well paying job during these uncertain times. I am single. I would rather purchase from an individual that I can get a better price from, than from a dealer.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,127.00	Public Records On File:	1
Revolving Line Utilization:	83.70%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413524	$12,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413524. Member loan 413524 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	9.32%
Length of employment:	3 years	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Bank of America, Data Doctors
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate my debt at a better interest rate. I have excellent credit history and have never defaulted on a lender. I currently work for a bank and have passed many credit checks for reliability. I would like to have one monthly payment to assist in a quicker payoff on my current debt. I have a solid paying job and would make an excellent candidate for a loan of this type.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,636.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413725	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413725. Member loan 413725 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Mendota Insurance Company	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:	Waupun
Current & past employers:	Mendota Insurance Company, Macy's Inc.
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I can make no excuse for the amount of credit card debt I have. I simply was not budgeting myself well right out of college, and I did not realize how far into debt I was getting myself into. I now have more income and am more responsible. While I can usually make more than the minimum payments, the interest rates are so high, I barely make a dent in my debt. Without this loan, I will not be debt free for at least 5 years, and my savings will suffer as a result. My debt is spread out over 3 high interest credit cards. If I could consolidate my debt into one payment, it would be much more manageable. I always pay my bills on time, and I now have a working budget, so I am not adding to the debt I have. I am a safe investment for you. Thank you for considering me as a borrower.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,193.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413777	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413777. Member loan 413777 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Papa Architect P.c.	Debt-to-income ratio:	16.80%
Length of employment:	1 year 2 months	Location:	STATEN ISLAND, NY

Home town:	Staten Island
Current & past employers:	Papa Architect P.c., Reimans Hardware
Education:	New York Institute of Technology-Manhattan Campus

This borrower member posted the following loan description, which has not been verified:

My interest has hit 18% to 21% per card. I feel with a loan of 13% I will be saving hundreds each year and put a time on when I will be debt free. It will also be easier to make one payment instead of four.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,286.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413802	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413802. Member loan 413802 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OCHS	Debt-to-income ratio:	18.65%
Length of employment:	5 months	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	OCHS, Boeing Company, Enterprise Rent-A-Car
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt. I have about $5,000 in CC debt, $3,000 in Car loan and $5,000 on recent medical bill. Rather shorten my payments by consolidating my higher interest cards Thank you. I have excellent credit, checked my credit score yesterday and it was at 768

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	45
Revolving Credit Balance:	$8,730.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 413978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413978	$21,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413978. Member loan 413978 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Verizon Business	Debt-to-income ratio:	13.61%
Length of employment:	10 years	Location:	COLUMBIA, MD

Home town:	Landstuhl
Current & past employers:	Verizon Business, United States Air Force
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Looking to roll all my debt into one monthly payment. I am currently an employee with Verizon Business as an Engineer and has been with the company for 10 years.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414134	$7,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414134. Member loan 414134 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	guardian	Debt-to-income ratio:	8.82%
Length of employment:	7 years 7 months	Location:	WEST LIBERTY, KY

Home town:
Current & past employers:	guardian
Education:

This borrower member posted the following loan description, which has not been verified:

my name is randy bailey i'm building a back porch for home. i need borrow the money for materials such as gravel concret lumber and roofing materials.i work every day and i pay my bills.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,288.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414189	$13,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414189. Member loan 414189 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Clean Harbors	Debt-to-income ratio:	9.18%
Length of employment:	6 years 2 months	Location:	HAMPTON, VA

Home town:	Hampton
Current & past employers:	Clean Harbors
Education:	Thomas Nelson Community College

This borrower member posted the following loan description, which has not been verified:

Chase bought my Washington Mutual account and raised my rate! I just want a three year loan to just pay off the account with a lower rate than 14%

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,075.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414233	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414233. Member loan 414233 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Shelby County Commission	Debt-to-income ratio:	15.32%
Length of employment:	2 years 3 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	Shelby County Commission, Wattstopper/ Legrand North America
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Seeking to pay-off credit card & replace with installment loan at attractive rate.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$52,275.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414410	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414410. Member loan 414410 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Technica	Debt-to-income ratio:	2.56%
Length of employment:	8 months	Location:	EL PASO, TX

Home town:
Current & past employers:	Technica, Don Beyer Volvo
Education:	EPCC

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to borrow the money in order to make a few home improvements so we can put the house on the market. We intend to repay the loan in full in 3-4 months. We believe that we are good candidates since the last time we borrowed $12,000, we repaid it in one year.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$473.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414452	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414452. Member loan 414452 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	rr donnelley hoechstetter plant	Debt-to-income ratio:	18.65%
Length of employment:	14 years 1 month	Location:	pittsburgh, PA

Home town:	Mt. Cisco
Current & past employers:	rr donnelley hoechstetter plant
Education:	Thiel College

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate at hopefully a better rate

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,224.00	Public Records On File:	1
Revolving Line Utilization:	40.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414465	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414465. Member loan 414465 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Sidney B Bowne and Son	Debt-to-income ratio:	14.63%
Length of employment:	10 years 1 month	Location:	LINDENHURST, NY

Home town:	Brookhaven
Current & past employers:	Sidney B Bowne and Son, Cablevision Systems
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit card debt into 1 simple payment a month with a fixed rate. I have held a job for 10 years and haven't missed any payments during that time. I've owned a BMW(Paid 35000 at end of loan) which i paid 600 payment per month for five years. The simple payment will keep the rate from fluctuating. I would like to pay back the loan over preferably a 5 year period but am willing to go shorter if so desired by lender.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,585.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414469	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414469. Member loan 414469 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Global Aeronautica	Debt-to-income ratio:	4.11%
Length of employment:	1 month	Location:	Mount Pleasant, SC

Home town:	Cortland
Current & past employers:	Global Aeronautica, Behr Heat Transfer
Education:	Northern Arizona University, The Citadel

This borrower member posted the following loan description, which has not been verified:

I am putting $5k down and would like to borrow the other $5k for a new AC unit in my home. My credit is rated excellent.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,186.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414481	$3,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414481. Member loan 414481 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,860 / month
Current employer:	Ahwatukee Plastic Surgery	Debt-to-income ratio:	1.22%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Ahwatukee Plastic Surgery, Clinical Associates in Internal Medicine
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my small bills and take some classes to expand my career knowledge. I believe I am a great canidate for this loan because I have a great payment history for my other bills and I besides rent, I don't have any major monthly bills.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$443.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414513	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414513. Member loan 414513 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	EMC	Debt-to-income ratio:	5.99%
Length of employment:	4 years 6 months	Location:	New York, NY

Home town:	Pittsburgh
Current & past employers:	EMC, ESS
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate (3) credit cards to simplify my payment process and hopefully attain a better rate at the same time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,204.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414574	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414574. Member loan 414574 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Maslow Media	Debt-to-income ratio:	16.89%
Length of employment:	6 years 3 months	Location:	Mount Vernon, NY

Home town:	Brooklyn
Current & past employers:	Maslow Media
Education:

This borrower member posted the following loan description, which has not been verified:

Almost two years ago, I took out a $20,000 loan with Bank of America to consolidate my high interest credit cards. At the time I had just purchased my condo (1st time home buyer) and I needed to renovate and furnish my new home. After almost 18 months of on time payments and extra payments totaling over $10,000, Bank of America refuses to lower my 18.99% interest rate and I've only made a $5000 dent in the principal. They say I'm a risk because of too much unsecured debt. I have 42 payments left on thsi loan and I would like to get a much better interest rate at 36 months. If I can save 2 points on a 3 year loan, it will save me about $3000. Please help. Thanks Mike

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,663.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414670	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414670. Member loan 414670 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Smiths	Debt-to-income ratio:	23.83%
Length of employment:	3 months	Location:	LAS VEGAS, NV

Home town:	Las Vegas
Current & past employers:	Smiths, Albertsons, Great Basin Beverage
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to considate my credit cards in order to reduce the interest rates.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414690	$22,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414690. Member loan 414690 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,917 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	15.11%
Length of employment:	18 years 10 months	Location:	New York, NY

Home town:	Flushing
Current & past employers:	Credit Suisse, Salomon Brothers
Education:	SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I am currently looking to receive this loan to pay off a credit card i currently have at a rate of 29.9%. With the money saved by this loan i plan to pay down other cards I have. I have always paid my bills on time and in almost 20 years of reporting to credit agencies there is not a record of any late or missed payment. I am currently able to make payments at this high rate so there will be no issue whatsoever making payments a lower rate. Please feel free to forward any questions. Thank you for the assistance and opportunity to be a member.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,400.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414714	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414714. Member loan 414714 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,220 / month
Current employer:	DRS Power & Control Technologies, Inc.	Debt-to-income ratio:	14.47%
Length of employment:	7 years 5 months	Location:	Milwaukee, WI

Home town:	Sussex
Current & past employers:	DRS Power & Control Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Like many other credit card users, I had my three medium-rate cards shifted to maximum interest when the economic downfall hit banks and credit card companies. My previous APRs of 9.99, 11.99, and 18.99 have been increased to 24.24, 29.99, and 29.99 respectively. Having cut all frivolous/big travel/impetuous youthful spending out of my life (and physically cut up the cards themselves!), I am already on the right track to pay off all of my credit card debt entirely in the next few years. However, the doubling of those interest rates has put an even bigger dent in my monthly payments. I'm not having any trouble meeting minimums (I try to pay at least $100 more than the minimum every month), but paying $300+ per month in interest alone makes me feel faint whenever I think about it. Also, I would like to buy a house sometime in the next 3-4 years, so getting my debt taken care of sooner than later has become the top priority in my life. I have never lacked full-time employment and have been at the same job for the past 7.5 years. Save one small medical bill nearly ten years ago, I have never been so much as a minute late with a credit card, loan, or bill payment. I would much rather have a private citizen earn money from the interest that I would pay on a personal loan than to keep shoveling hundreds of dollars into banks (TARP recipients, no less). It would also be very helpful to automatically have one giant payment withdrawn on one date instead of having to schedule several smaller payments on different due dates. With my current financial situation, depending on the interest rate, I should be able to pay off this loan in a year and a half or less. Thanks so much for any help you could provide with this request.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,913.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414732	$17,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414732. Member loan 414732 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Chelsea Piers	Debt-to-income ratio:	2.32%
Length of employment:	4 years 9 months	Location:	NY, NY

Home town:	Saint Paul
Current & past employers:	Chelsea Piers, Private Instructor - self employed
Education:	Providence College

This borrower member posted the following loan description, which has not been verified:

This would be a loan to pay off existing credit card debt acquired from payment I made on an educational course, The Connecticut School of Broadcasting. I put the tuition fee on two different credit cards.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,945.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414873	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414873. Member loan 414873 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$14,000 / month
Current employer:	Wander Lust Entertainment	Debt-to-income ratio:	1.81%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	St Louis
Current & past employers:	Wander Lust Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,832.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414951	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414951. Member loan 414951 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Women's Prison Association	Debt-to-income ratio:	19.42%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:	Bronx/ Bronx
Current & past employers:	Women's Prison Association, MIC-Women's Health Services
Education:	CUNY Borough of Manhattan Community College, CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I am a college student that is in need of a loan that will provide better refinacing then my credit cares rate. I work full time but do not make enough to clear my credit cares. I would just like to make one monthly payment to one place.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,920.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414952	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414952. Member loan 414952 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,343 / month
Current employer:	Parkway Bank	Debt-to-income ratio:	10.57%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Parkway Bank
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I work a fulltime job and I am also a full time student. I need the money to buy myself a bigger car because I am expecting my second child, and to pay off an existing car accident devt that I have pending. I want to make one payment a month and focus on just that one payment rather than making mulitple smaller payments. My credit is in good standing. I am asking for a reasonable price. I have $5,000.00 balances before and always paid on time and paid in full before the term is over! I just need to have a fresh start! I need this car because my car is giving me too many problems, and with a baby on the way I rather save money for the baby rather than putting money on a broken down vechile. Plus, I would like to get rid of debt I have with the accident because it is something I just want off my back!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,308.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414971	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414971. Member loan 414971 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	24.54%
Length of employment:	1 year 10 months	Location:	Gainesville, FL

Home town:	Miami Beach
Current & past employers:	Publix Super Markets
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card balances into one loan that is at a reasonable, fixed interest rate (14% and under). Credit card rates fluctuate and are based on the prime rate, not fixed. I have been making good credit card payments and have never missed a payment. My credit score is great, dampened only by the fact that I am only 22 years old. Aside form that, I have been using credit lines and have never missed a payment in the 4 years as a credit using adult. I have significant assets in real estate but they are not liquid enough to be able to use to pay off my credit cards and most banks refuse to use real estate as collateral. I am also a 2009 college graduate and have a steady job that I have had for the last 2 years. I have been promoted with pay raise and am scheduled for another in the next couple of months. In summation, I have the net assets to liquidate my debts but I would rather refinance at a lower, fixed rate so that I can save time and possibly money.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,460.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414995	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414995. Member loan 414995 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Attorney's Title Insurance Fund Inc	Debt-to-income ratio:	3.89%
Length of employment:	3 years	Location:	DUNEDIN, FL

Home town:	Bethlehem
Current & past employers:	Attorney's Title Insurance Fund Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm hoping to consolidate my credit card bills to move forward and get out of debt. I go to work every day, and get paid bi-weekly. I'd like to be able to pay one bulk payment rather than various little ones. I'd hope to avoid the penalty of high interest rates by doing this.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,090.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415071	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415071. Member loan 415071 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marfork Processing	Debt-to-income ratio:	17.16%
Length of employment:	15 years	Location:	Bolt, WV

Home town:	Webster Springs
Current & past employers:	Marfork Processing
Education:	West Virginia University at Parkersburg

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay a high balance credit card to hopefully get a better rate.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,306.00	Public Records On File:	1
Revolving Line Utilization:	70.20%	Months Since Last Record:	11
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415292	$7,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415292. Member loan 415292 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Intrust Bank	Debt-to-income ratio:	7.01%
Length of employment:	33 years	Location:	WICHITA, KS

Home town:
Current & past employers:	Intrust Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate cards and remodel home. I have worked at a the same bank for 33 years. We own our home and all vehicles

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,147.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415313	$21,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415313. Member loan 415313 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,416 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	REDLANDS, CA

Home town:	Guadalajara
Current & past employers:	San Bernardino County, Burbank Airport, CA., Disneyland Resort, CA
Education:	Cal State Los Angeles, Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I intend to use my loan to zero my two credit cards, line of credit, and a personal loan. I intend to cancel all but one credit card and close my line of credit. I would like to reduce my remaining credit card to a limit of less than $1000.00 for emergency purposes. At this time I can meet all of my monthly debt, but I cannot get ahead with the given interests. I have a 4 year degree in Aviation Management and I currently work for San Bernardino County Airport in California. I rent a room in a home and I have one dependant that currently lives abroad. I work full time and my employer offers me plenty of overtime a month. I currently live alone and I do not live an extravagant lifestyle.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,826.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415343	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415343. Member loan 415343 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Wander LUst Entertainment	Debt-to-income ratio:	7.72%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	ST Louis
Current & past employers:	Wander LUst Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$32,716.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415375	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415375. Member loan 415375 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	United States Shooting Academy	Debt-to-income ratio:	16.85%
Length of employment:	1 month	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	United States Shooting Academy, United States Marine Corps
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Looking to establish a loan for a used motorcycle to be used as transportation to/from school and work. Clean credit history, no late payments other than one being disputed through Experian. Have stable guaranteed income from multiple sources including the US Government.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415391	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415391. Member loan 415391 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,583 / month
Current employer:	Columbia Univeristy/AMNH	Debt-to-income ratio:	0.46%
Length of employment:	2 years 11 months	Location:	New York, NY

Home town:	Denver
Current & past employers:	Columbia Univeristy/AMNH, The American Museum of Natural History, National Geographic
Education:	University of California-San Diego (UCSD), Columbia University in the City of New York, The American Museum of Natural History

This borrower member posted the following loan description, which has not been verified:

This motorcycle will be used in part to perform biological inventories in Central Africa and to conduct conservation surveys.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	7
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415468	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415468. Member loan 415468 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.62%
Length of employment:	n/a	Location:	Seattle, WA

Home town:	Fresno
Current & past employers:	The Rainier Club
Education:	Seattle Community College-Central Campus

This borrower member posted the following loan description, which has not been verified:

I am in need of start-up capital for a restaurant in Seattle, WA. The chef who has signed on, Alex Pitts, has been the souschef for Mark Fuller who has just been named Food & Wine top ten chef of 2009. Now Alex is venturing out on his own and trying to make a name for himself. He has the potential with this restaurant to be the next big thing in Seattle. We have gone through the loan process many times only to be told that no one is lending to anyone. We are trying to start this business in a bad economy in order to create jobs and slowly turn things around, but we cannot do it alone.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,213.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415564	$1,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415564. Member loan 415564 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Washington State University	Debt-to-income ratio:	6.67%
Length of employment:	1 year	Location:	PULLMAN, WA

Home town:	Coeur D Alene
Current & past employers:	Washington State University, Wal-Mart Stores, Jamba Juice
Education:	North Idaho College, University of Idaho, Washington State University

This borrower member posted the following loan description, which has not been verified:

to pay rent and bills throughout the summer until my teaching job begins again in the Fall

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415585	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415585. Member loan 415585 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	University of Cincinnati	Debt-to-income ratio:	19.18%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:	Cincinnati
Current & past employers:	University of Cincinnati, Hillcrest Training School
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a graduate student in a doctoral program. I plan to use the money to invest in my education.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415594	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415594. Member loan 415594 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	3.00%
Length of employment:	2 years 5 months	Location:	Fresno, CA

Home town:	Sanger
Current & past employers:	Program Leader
Education:	California State University-Fresno (CSUF)

This borrower member posted the following loan description, which has not been verified:

The loan amount requesting will be used for getting dental work done and for paying for my tuition and some of my left over debts. Any assistant in helping me getting this loan will greatly be appreciated.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,449.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415631	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415631. Member loan 415631 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Publix Supermarkets, Inc	Debt-to-income ratio:	18.53%
Length of employment:	4 years 6 months	Location:	Norcross, GA

Home town:	Champaign
Current & past employers:	Publix Supermarkets, Inc
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I am seekinf financing for a retail business venture I have planned. I am out of the Atlanta area and I am planning on opening a chain of retail clothing stores here. I have everything set-up and I am now in the process of securing the remaining finances needed to get the venture off the ground. I have a stable job currently and a stable credit history. I think I will be able to get the financing, but I am exhausting all possible options in my search. I have a business plan that can be reviewed and I can personally answer any questions you may have about myself or the business.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415658	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415658. Member loan 415658 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Lockheed Martin Corp./DCR Inc.	Debt-to-income ratio:	13.88%
Length of employment:	1 year 6 months	Location:	San Jose, CA

Home town:	San Ramon
Current & past employers:	Lockheed Martin Corp./DCR Inc., In-N-Out
Education:	California State University-Chico (CSU Chico), Butte College, Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Loan needed to clear high interest credit card - interest rate is high and with how much interest/payments are it is not worth keeping a balance on the card. I'd prefer to pay a fixed monthly payment at a lower interest rate. I have a stable job working for Lockheed Martin/DCR Inc. (Q.A. Engineer) I always make my payments and I always make them on time.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,199.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415691	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415691. Member loan 415691 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415746	$3,700	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415746. Member loan 415746 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Merit Realty	Debt-to-income ratio:	13.07%
Length of employment:	5 years 7 months	Location:	Las Vegas, NV

Home town:	New Orleans
Current & past employers:	Merit Realty, The Coca-Cola Company
Education:	Loyola University New Orleans, College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

Private Student Loan - Nursing Studies

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,635.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415760	$18,250	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415760. Member loan 415760 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Law Office	Debt-to-income ratio:	9.08%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Law Office
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I need the money because my father lost his job and he was helping me pay for school.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,942.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415792	$2,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415792. Member loan 415792 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	SAISD	Debt-to-income ratio:	4.93%
Length of employment:	15 years	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	SAISD
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate my daughters private student loans.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415810	$9,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415810. Member loan 415810 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	LearningMatters	Debt-to-income ratio:	22.58%
Length of employment:	1 year	Location:	Glendale, AZ

Home town:	Pottsville
Current & past employers:	LearningMatters
Education:	Grand Canyon University, Salt Lake Community College, Columbia International University

This borrower member posted the following loan description, which has not been verified:

This money will be used to secure financial freedom for the rest of this year in order to finish work on my Master's degree and engage in student teaching. Graduation is expected in early 2010. Thus far I have a 4.0 average in my Master's of Elememtary Education program.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,696.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415811	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415811. Member loan 415811 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	JM Waller Associates	Debt-to-income ratio:	6.84%
Length of employment:	6 years	Location:	Riverdale, GA

Home town:
Current & past employers:	JM Waller Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I'm one of those individuals that's currently in the news: "...excellent credit history, but has seen his interest rates double due to blah, blah, blah..."

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,050.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415855	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415855. Member loan 415855 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hokuriku Gakuin School System	Debt-to-income ratio:	5.09%
Length of employment:	1 year 11 months	Location:	Plymouth, MI

Home town:
Current & past employers:	Hokuriku Gakuin School System, Lansing School District, MI
Education:	Middlebury College, VT, Wheaton College, IL

This borrower member posted the following loan description, which has not been verified:

Several years ago my wife helped me discover the amazing world of Japanese taiko drumming. I was hooked almost immediately after trying it. Ever since we were married (2000), my wife has been looking for a group to practice taiko with in Michigan. About three years ago, we decided that instead fo waiting around for someone else to start a taiko group, we would just make our own group. So I found a job in Japan, and we have been here for the past two years, studying taiko with all our energy. We are priviledged to be able to study at Japan's most famous taiko maker, Asano Taiko, with instructors from one of Japan's best taiko groups, Hono Taiko. We are now approaching the time when we will return to Michigan and begin recruiting students and teaching taiko drumming. For that purpose, we need to purchase some drums. We have collected some over the years, but not enough to have a class of more than three or four people. We are trying to raise about $5000 in order to purchase a set of 10 drums to get us started. If you don't know much about taiko drumming, it is a wonderful and very rewarding activity. It can be enjoyed simply as an extra-curricular activity, but is also beneficial to health, can be used as a therapy tool and helps to build positive relationships within groups. We have been collecting surveys to gauge interest in taiko drumming in Michigan and nearly all the responses have been very positive. We are very grateful if you will help us to achieve our dream.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415878	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415878. Member loan 415878 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,672 / month
Current employer:	n/a	Debt-to-income ratio:	19.04%
Length of employment:	n/a	Location:	Elroy, WI

Home town:	Richland Center
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to purchase a utility tractor from our neighbors who are selling their home. They have a John Deere Tractor with a bucket and cab they are looking to sell. I live in the country and have an extremely long and hilly driveway and the purchase of this tractor would be to plow the driveway during the winter months as well as grading the gravel on the driveway during the spring/summer months. I am a responsible person and can be trusted to pay back this loan. I was referred to you buy E-Loan, who I have heard great things about and thought I would give them a try instead of going to my local bank. I would appreciate an approval of my anticipated purchase. Thank you.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$336.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415886	$4,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415886. Member loan 415886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	self-employed	Debt-to-income ratio:	4.37%
Length of employment:	3 years 3 months	Location:	brooklyn, NY

Home town:	Austin
Current & past employers:	self-employed
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

My two-year-old is due to start pre-school in September and I am seeking a loan to cover the initial regestration fees.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,961.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415931	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415931. Member loan 415931 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kewill Solutions	Debt-to-income ratio:	14.61%
Length of employment:	9 years	Location:	New York, NY

Home town:	Quincy
Current & past employers:	Kewill Solutions, Clearcross Ltd
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

If I can secure a loan for the amount requested.....I will be able to pay off my credit card debt and pay off the loan within 2 years. My current credit rating is between 680 to 700. My annual income is 70,000 a year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,168.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 415990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415990	$9,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415990. Member loan 415990 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Lansing Police Department	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	LANSING, MI

Home town:	Ann Arbor
Current & past employers:	City of Lansing Police Department
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and have purchased a new home. I am trying to consolidate and pay off several credit cards that my ex wife and I shared.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,558.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416011	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416011. Member loan 416011 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Placer County Water Agency	Debt-to-income ratio:	20.54%
Length of employment:	3 years 8 months	Location:	Grass Valley, CA

Home town:	Fountain Valley
Current & past employers:	Placer County Water Agency, PC Solutions Of Auburn
Education:

This borrower member posted the following loan description, which has not been verified:

I plan on using the money from this loan to consolidate my credit card debt into a single payment. I will be closing my cards, except for the one I have had the longest, and plan on paying this debt off over the next 2 years. While I have maintained some credit card debt over the years, I have always made timely payments and always pay more than the minimum. I have a reliable career with a local government special district and have been employed here for 5 years. I take my debt and my credit seriously and am working to clear my outstanding debt so I can purchase a home in the near future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,777.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416047	$10,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416047. Member loan 416047 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	10.74%
Length of employment:	10 years	Location:	San Clemente, CA

Home town:	los angeles
Current & past employers:	self
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

I am a single parent and am in my final semester of nursing school at Saddleback College in Mission Viejo, Ca. I need assistance getting through the next nine months untill I graduate and begin working as an R.N.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,783.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416154	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416154. Member loan 416154 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Coconino County Juvenile Court	Debt-to-income ratio:	1.04%
Length of employment:	12 years 3 months	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Coconino County Juvenile Court
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I've worked in my field for over 30 years...I need $10,000 to expand a fragrance business. Thanks for your help

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416169	$14,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416169. Member loan 416169 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Live Well Training and Get in Shape for Women	Debt-to-income ratio:	10.58%
Length of employment:	1 year	Location:	Arlington, MA

Home town:	Portsmouth
Current & past employers:	Live Well Training and Get in Shape for Women, Simmons College, Barnes & Noble
Education:	Tufts University, University of Massachusetts

This borrower member posted the following loan description, which has not been verified:

My wife and I are opening a small group personal training studio (groups of 4 people at a time) on September 1. We will be franchisees within an existing successful regional franchise. Each of the other 23 locations has been profitable from the first month of opening, thanks to a solid business model and pooled marketing resources. In addition to running a profitable in-home personal training business, I have been working a few hours per week in one of these existing locations as a personal trainer for research and assessment. From that perspective and experience, I feel strongly that their personal training model is sound and effective, as is their business model. The lead, sales, and new customer experience, accountability measures, and ongoing warm and extensive customer service are all part of what makes these studios successful. Beyond that, a small group training studio has far more profit potential than my successful in-home training business can ever hope to. There are no direct competitors for this business yet - most similar businesses (such as Fitness Together) do simultaneous multiple one-on-one pt sessions and as a result must have a large space and therefore higher overhead and higher price point. Or are like Curves and do not actually provide personal training (and have a number of other built-in problems impeding their success). The small group aspect allows for relatively high volume in a small space. The price point is high enough for a good profit margin (because clients receive quality personalized training) but low enough to be competitive in the personal training field (because of the small group aspect). We have completed a strong business plan, talked to most of the current owners, and have committed our own resources to making this happen. With most of the $ resources in place that we believe we will need to start up successfully, we are just down to raising a remaining $15-25k to have as working capital. As an aside, we have also substantially revisited and revised our long-term financial planning. As proud parents to a 17-month old son, we definitely see this business, and the 1-2 more locations we hope to open in the next five years as the building blocks to a modest but comfortable living for our family. But know that we also plan to use our financial success as a jumping off point to fund yoga and meditation instruction in schools for both kids and teachers. My wife is both a higher education fundraising consultant and also a children's yoga instructor. Through her work, we have seen that there is growing interest and research supporting such efforts in K-12 schools, but often not enough funding to make it happen. Those who invest in getting our personal training business off the ground are also investing in that future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416170	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416170. Member loan 416170 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	MedTech Sales Corporation	Debt-to-income ratio:	6.00%
Length of employment:	5 years 2 months	Location:	Loganville, GA

Home town:
Current & past employers:	MedTech Sales Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am recently divorced and have relocated south to be able to spend more time with my family. My brother owns a very successful lawn maintenance company and we would like to expand and better serve the needs of our customers. He has moe business now than he can handle, so I am going to come on board and help him with the expansion of the business. The loan will primarily be used to purchase new equipment and help offset the immediate cost of hiring more employees. In turn, I will receive a stake in the business for fronting the capital. I was referred here by eloan.com so hopefully this goes smoothly.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416175	$18,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416175. Member loan 416175 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,467 / month
Current employer:	COLUMBUS TECHNICAL COLLEGE	Debt-to-income ratio:	21.59%
Length of employment:	4 years 2 months	Location:	COLUMBUS, GA

Home town:	Oklahoma City
Current & past employers:	COLUMBUS TECHNICAL COLLEGE
Education:	Troy State University at Phoenix City

This borrower member posted the following loan description, which has not been verified:

THIS LOAN WILL BE USED TO PAY OFF HIGH INTEREST CREDIT CARDS AND SMALLER BILLS TO LOWER MONTHLY PAYMENTS. I WILL USE AUTOMATIC DEBIT EACH MONTH TO PAY BACK THIS LOAN AND INTEND TO PAY IT OFF BEFORE THE 36 MONTHS. I PAY ALL MY BILLS ON TIME AND MORE THAN WHAT IS DUE.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	36	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	79	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,169.00	Public Records On File:	1
Revolving Line Utilization:	20.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416176	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416176. Member loan 416176 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Plateau Systems	Debt-to-income ratio:	11.87%
Length of employment:	1 year 6 months	Location:	arlington, VA

Home town:	Mumbai
Current & past employers:	Plateau Systems
Education:	University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

I have been running a successful event management company for past 2 years. We have had many successful events in this past 2 years and now we have a very big opportunity with Indian's # 1 STAR TV. We are hostng star tv's biggest FUN show 'The great Indian Laughter Nite' in 10 cities in USA. This show is bound to be success. I need investment amount upfront for this event. Please check www.laughternite2009.com for more details on the mega event

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,951.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416197	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416197. Member loan 416197 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Van Buren Police	Debt-to-income ratio:	6.51%
Length of employment:	14 years 5 months	Location:	Belleville, MI

Home town:	Maccomb
Current & past employers:	Van Buren Police
Education:	Maccomb

This borrower member posted the following loan description, which has not been verified:

I need some extra money to help fund my wedding, so I am not short changing myself

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,991.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416214	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416214. Member loan 416214 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	douglas catering	Debt-to-income ratio:	21.93%
Length of employment:	13 years 3 months	Location:	KEARNY, NJ

Home town:	KEARNY
Current & past employers:	douglas catering
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to purchase my long dream of a motorcycle.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$43,793.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416239	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416239. Member loan 416239 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Grove Dental Associates	Debt-to-income ratio:	15.49%
Length of employment:	3 years 6 months	Location:	BOLINGBROOK, IL

Home town:	Augsburg
Current & past employers:	Grove Dental Associates, Walgreens
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

Hello. I'm looking at the foreclosure homes for a permanent home. I have found a few that I really like. They just need a little TLC and they won't sit rotting away making the neighborhood look bad. I have two children and we're tired of renting. We want a backyard. Buying a foreclosure home gives us that opportuny to have a decent size house in a good neighborhood. It will give me the chance to invest rather than throwing the money out by renting. I am looking to spend no more than what I spend in rent a month as far as mortgage goes. I am finding out there are a lot of places in my budget and now is the perfect time to buy. Thank you for taking time out for me. We appreciate it.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,968.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416277	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416277. Member loan 416277 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	RAM Computer Services, LLC	Debt-to-income ratio:	11.38%
Length of employment:	7 years	Location:	Hammond, LA

Home town:	Kenner
Current & past employers:	RAM Computer Services, LLC, I-55 Internet
Education:	Southeastern Louisiana University

This borrower member posted the following loan description, which has not been verified:

I have a credit card with high interest. I simply want to save a few hundred dollars a month to get rid of the debt faster. I have a very successful computer services business that I have been running for the last 7 years, and my wife is a successful personal banker at Chase, a position she has had for 2 years.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,789.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416323	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416323. Member loan 416323 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	American Xross Trend, Inc	Debt-to-income ratio:	6.90%
Length of employment:	1 year	Location:	Irvine, CA

Home town:	Isehara
Current & past employers:	American Xross Trend, Inc, DTI Services, Inc
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am planning to purchse a house in 6 months. But I have short of money right now. Please allow me to loan the specified amount.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$550.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416354	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416354. Member loan 416354 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Alton & Bird, LLP	Debt-to-income ratio:	23.80%
Length of employment:	9 years	Location:	Powder Springs, GA

Home town:	Fort Campbell
Current & past employers:	Alton & Bird, LLP, Alston & Bird LLP
Education:	Grantham University

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my family's debt into one simple payment. We have been working to lower our debt and hae made some progress but feel things would be easier and save us some money by consolidating everything at a lower rate. We have no problem paying our bills each month but have little left afterwards and feel any dent we make on our debt is small but still a step in the righ direction. We have been very good at paying our bills on time. We own our own home going on 11 years and have faithfully paid our mortgage on time with never a problem. Please consider us a reliable, responsible candidate for a loan.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,136.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416355	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416355. Member loan 416355 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	12.06%
Length of employment:	5 years	Location:	Oswego, IL

Home town:	St. Anne
Current & past employers:	JPMorgan Chase & Co.
Education:	Roosevelt University

This borrower member posted the following loan description, which has not been verified:

We are wanting to consolidate our credit cards into one payment.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,651.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416365	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416365. Member loan 416365 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southwestern Company	Debt-to-income ratio:	5.40%
Length of employment:	5 months	Location:	san antonio, TX

Home town:	Detriot
Current & past employers:	Southwestern Company
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in need of the loan because I am looking into purchasing a vehicle and I am in the process of moving. Need it to get a start and to be completly able to do so with this loan will give me the start that I need. As you can see I have good credit and I know that having good credit is essential in this day and age. I will be on time with the payments and plan on having the loan paid off before the deadline. I have a good job that has a promising future.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416369	$10,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416369. Member loan 416369 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,168 / month
Current employer:	Urban Corps of San Diego	Debt-to-income ratio:	8.09%
Length of employment:	1 year 4 months	Location:	SAN DIEGO, CA

Home town:	Melrose
Current & past employers:	Urban Corps of San Diego, Verizon Business, Totality Corporation, Avasta Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern, I am requesting a loan in the amount of $13,000.00 in order to reduce my interest rates and consolidate my debt. I am a technology professional who has been in the profession for almost 10 years. I have been at my current employer for over 16 months. I am confident I will be able to make the monthly payments as I have little in the way of revolving monthly expenses, save for my debt. I currently take home $2446.24 a month in pay and my current bills, including rent, cell phone, and internet charges etc equal $935.23. In case of emergency I currently have $21,484.52 in 2 retirement accounts. I appreciate your consideration for this loan and would be happy to speak with you further regarding my application or any other questions that you may have. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,167.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416373	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416373. Member loan 416373 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	6.80%
Length of employment:	6 years 6 months	Location:	Lehigh Acres, FL

Home town:	Havana
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

Dedicated to making BIOFUELS available to Miami and South Florida. We have arranged to operate as a broker. In that way we can help ourselves finance the costs of our processing plant and distribution center. We need to get funded to start small brokerage operations from which we can grow. Initial funding will also cover a small pilot plant in an industrial-zoned 1,200 sq. ft. warehouse. Please consider this as an opportunity to fund a team that has a dream to trickle in some much needed change in the way we all do business in clean, renewable, sustainable, and alternative energy. We have a business plan upon request. Please Contact: ISRAEL CASTELLANOS THANK YOU very much for your consideration.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,181.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 416406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416406	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416406. Member loan 416406 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	meriter hospital	Debt-to-income ratio:	16.82%
Length of employment:	1 year 1 month	Location:	SAUK CITY, WI

Home town:	milwaukee
Current & past employers:	meriter hospital, Theda Care
Education:	university of wisconsin, Ferris State University, St. George University school of medicine, Saginaw Valley State University

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to improve my water filtration system as well as landscape improvement. I am a hard working physician who has paid back debts that I have incurred.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	35
Revolving Credit Balance:	$70,524.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416415	$6,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416415. Member loan 416415 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	18.68%
Length of employment:	8 months	Location:	San Antonio, TX

Home town:	Sussex
Current & past employers:	Booz Allen Hamilton, MACTEC Consulting and Engineering, Versar, Inc, KEMRON Environmental
Education:	University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

American Express has decided to limit my account and to place a very high % rate on my account, even though I have been a loyal customer for over 20 years and pay my bills on time.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,329.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416486	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416486. Member loan 416486 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Sony	Debt-to-income ratio:	10.07%
Length of employment:	1 year 1 month	Location:	Larkspur, CA

Home town:	Ontario
Current & past employers:	Sony
Education:	University of Western Ontario

This borrower member posted the following loan description, which has not been verified:

Hello, Like many people these days, we had a series of events that sent us on a downward spiral financially. A bad accountant caused us to lose much of our savings to back taxes, fees and interest. Husband was out of work for six months and, then a major illness all within two years. We were careful enough with our money that we didn't have financial catastrophe but, it did create some debt which we want to re-finance at the lowest rate possible. We sold our house and, scaled down to help our situation but, it was too recent for an equity line or loan. We pay all of our bills on time primarily through automatic billpay and, plan on retiring a couple cards once they are paid off. Thanks for putting your money to work in small ways. ska

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	6
Revolving Credit Balance:	$33,697.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416498	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416498. Member loan 416498 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	cnc provisions	Debt-to-income ratio:	18.89%
Length of employment:	3 years 10 months	Location:	roanoke, VA

Home town:	olean
Current & past employers:	cnc provisions, gnc
Education:	ecc

This borrower member posted the following loan description, which has not been verified:

looking to do a little home improvement jobs and consolidate some bills

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,334.00	Public Records On File:	1
Revolving Line Utilization:	68.10%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416518	$6,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416518. Member loan 416518 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Rochester General Hospital	Debt-to-income ratio:	24.60%
Length of employment:	2 years 8 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Rochester General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for an 8500.00 loan to purchase a used motorcycle. I have saved up about 2000.00 to put down on it. The bike is an 07 leftover Yamaha XV1900 Statoliner that is 4500 off list.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$8,348.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416554	$11,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416554. Member loan 416554 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	artcraft printing co	Debt-to-income ratio:	20.45%
Length of employment:	30 years	Location:	ORANGE, TX

Home town:	Orange
Current & past employers:	artcraft printing co
Education:

This borrower member posted the following loan description, which has not been verified:

need small personal loan to help relocate after hurricane ike.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,131.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416558	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416558. Member loan 416558 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,297 / month
Current employer:	Arizona Dept. of Public Safety	Debt-to-income ratio:	24.09%
Length of employment:	4 years 3 months	Location:	PHOENIX, AZ

Home town:	Casper
Current & past employers:	Arizona Dept. of Public Safety, Blood Systems Laboratories - UBS, Analytical Research Laboratories
Education:	Casper College, University of Wyoming, University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate 5 credit cards with APR rates around 25%. I have been trying to pay off these cards over the last 2 years but the rates have continued to rise. I pay on time and I pay the minimum monthly fee. Currently, I pay around $750 a month total for all the cards. Ideally, I would like to make one huge payment a month and have a lower interest rate. I got into this debt situation due to an ugly divorce in 2006. I have a good job working as a Criminalist in the DNA unit for the Arizona Department of Public Safety - State Crime Lab. I have been employed by them for 4 years and love my job. I am lucky to have the opportunity to earn overtime which has helped me in paying off the credit cards. I recently received a pay increase and my goal is to have all the debt payed off by August 2010. I feel I can achieve this goal by a debt consolidation loan. Thank you for your time and consideration. Sincerely, Courtney Collums

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,180.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416571	$18,900	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416571. Member loan 416571 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,822 / month
Current employer:	Linens 'n Things	Debt-to-income ratio:	14.92%
Length of employment:	1 year	Location:	Charlotte, SC

Home town:	Ft. Bragg
Current & past employers:	Linens 'n Things
Education:	University of North Carolina at Charlotte

This borrower member posted the following loan description, which has not been verified:

I'm a full time college student with great credit .Who's working full time as well trying to maintain a great g.p.a and still live a normal life. Yet it's hard when you don't have the funds at your disposal to get a car to get back and forth to work school or even the store . So I'm requesting a loan so that I may buy a car and move closer to school . That's the purpose of this loan .I have never had any late payments on my credit card's.I'm just trying to start out and get myself a leg up .

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,065.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416575	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416575. Member loan 416575 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PricewaterhouseCoopers LLC	Debt-to-income ratio:	19.23%
Length of employment:	1 year 3 months	Location:	San Diego, CA

Home town:
Current & past employers:	PricewaterhouseCoopers LLC, PricewaterhouseCoopers LLC, US Army
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hello, My credit card has increased my rate from 10% to 22% for "economic reasons". I have never missed a payment on my credit or car payments. I still carry a balance from my last year of college when I was unemployed. I'm currently an auditor at one of the Big 4 accounting firms. I follow a strict budget and would like to pay off my debt at a cheaper insurance rate. Thanks for your help, JC

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,140.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416576	$5,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416576. Member loan 416576 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	16.61%
Length of employment:	10 years	Location:	anna, TX

Home town:
Current & past employers:	Capital One Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I am working towards an MBA degree program at Amberton University. They do not endorse or participate in any federal or state loan program.I intent to use this money for tuition ,books and other educational related expenses.I also need to purchase a used car for cash , cause the one i have owned for the past 15 years , has over 250 thousand miles , and has served its purpose .I am a good candidate cause I have always taken care of my obligations, and offcourse once I graduate , I should be in a very good position to have an excellent job. I have also been employed with the same company for 10 years.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	68
Revolving Credit Balance:	$11,049.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 416618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416618	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416618. Member loan 416618 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Need to refinance Citibank credit card that has a high interest rate

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,752.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416623	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416623. Member loan 416623 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	ACS	Debt-to-income ratio:	13.91%
Length of employment:	5 years 6 months	Location:	CORBIN, KY

Home town:	Corbin
Current & past employers:	ACS
Education:

This borrower member posted the following loan description, which has not been verified:

The jet ski I want to purchase is in excellent shape, and is the same year and model as the one I currently own. The engine in mine is good, but the body is in bad shape. I always pay my bills on time, and am not behind. I do not want to take from my savings to pay for it.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416636	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416636. Member loan 416636 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Spherion	Debt-to-income ratio:	14.53%
Length of employment:	5 years	Location:	covington, GA

Home town:	ney york city
Current & past employers:	Spherion, primerica financial services
Education:	Strayer University at Washington, DC online

This borrower member posted the following loan description, which has not been verified:

I would like to pay down some of my debt and take a little vacation.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,655.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416646	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416646. Member loan 416646 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Richard Eddy Insurance & Financial Services	Debt-to-income ratio:	15.72%
Length of employment:	4 years 1 month	Location:	La Verne, CA

Home town:
Current & past employers:	Richard Eddy Insurance & Financial Services
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

I have recently expanded into newer and larger office space. This move allows me to service my clients with more efficiency while taking on more clients. This loan would be primarily for reserve capital.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,244.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416649	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416649. Member loan 416649 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Focus On recovery-United, Inc.	Debt-to-income ratio:	9.92%
Length of employment:	7 years	Location:	Willimantic, CT

Home town:	Poole
Current & past employers:	Focus On recovery-United, Inc., Inter-Community Mental Health Group, Inc, University of Connecticut
Education:	Macomb Community College, Cambridge College

This borrower member posted the following loan description, which has not been verified:

Requested funds are to replace bathtib, siding, gutters etc to my home.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	80
Revolving Credit Balance:	$11,440.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416653	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416653. Member loan 416653 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Chicago Park District	Debt-to-income ratio:	12.80%
Length of employment:	5 years 1 month	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Chicago Park District
Education:	City Colleges of Chicago-Wilbur Wright College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan for the purose of consolidating my debt.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$877.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416656	$7,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416656. Member loan 416656 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,425 / month
Current employer:	Avnet Electronics	Debt-to-income ratio:	16.97%
Length of employment:	10 years 3 months	Location:	Grovetown, GA

Home town:	Binghamton
Current & past employers:	Avnet Electronics
Education:	SUNY Oswego

This borrower member posted the following loan description, which has not been verified:

We are in need of money to pay for our upcoming August wedding. We'd like to take out a loan to pay for these expenses versus using high interest credit cards. We pay bills on time and often before they're due. We can't wait to begin the rest of our lives together and hope you'll consider loaning us the money for our wedding. Thanks for your time.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416701	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416701. Member loan 416701 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Bellingham/Whatcom Chamber of Commerce & Industry	Debt-to-income ratio:	21.62%
Length of employment:	3 years 6 months	Location:	Bellingham, WA

Home town:	Ardmore
Current & past employers:	Bellingham/Whatcom Chamber of Commerce & Industry, Sodexho at Western WA University, Resort Semiahmoo, DoubleTree Hotel at Seatac, DoubleTree Hotel Bellevue
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

In the past 8 months I have sold my house of 10 years, got a divorce and purchased a new home. During that time I have religiously paid my bills and watched my credit card limits be reduced and my interest rates skyrocket. I have not ever missed a payment and have a paid more than the minimums monthly. I have one credit card with an interest rate of 34.99% interest. When I called to see if I could get the rate reduced they refused to help. I feel like I am spinning my wheels and at this interest rate I will never get this paid off. I want to honor this debt but feel that unless I get relief I will never be able to pay this off.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,998.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416710	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416710. Member loan 416710 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,250 / month
Current employer:	Wipro Ltd.	Debt-to-income ratio:	2.33%
Length of employment:	7 years	Location:	Kirkland, WA

Home town:	Seattle
Current & past employers:	Wipro Ltd., American International Group (AIG)
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Hi, I would like to tap into peer-to-peer lending to get some competitive rates on this personal loan. Purpose is some home improvements that would be nice to do in summer. I could have financed my purchases in cash, yet I am curious to see the power of Internet and this way I can keep my stock investments untouched.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	2
Revolving Credit Balance:	$3,681.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416717	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416717. Member loan 416717 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Thompson safety	Debt-to-income ratio:	15.21%
Length of employment:	10 years 10 months	Location:	HOUSTON, TX

Home town:	Galveston
Current & past employers:	Thompson safety, Wilson Fire Equip. Houston, Texas
Education:	Lamar University, Beaumont, Texas

This borrower member posted the following loan description, which has not been verified:

This loan will pay for an operation to remove what has become a large benign growth in a sensitive area. I've been at my current job & address for over 10 years, have very good credit (the last time I checked), and have the ability to increase my income at will (I am a relatively well-known musician in this area and can perform as much as I want). My day job is in the fire safety business; I have a state fire extinguisher license; my current job is very stable, but companies are always looking for licensed technicians, so my employment future is very stable. Respectfully, Ronald Eugene Parrish.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,576.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416753	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416753. Member loan 416753 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,958 / month
Current employer:	Brown Brothers Harriman	Debt-to-income ratio:	7.32%
Length of employment:	1 year	Location:	Charlestown, MA

Home town:	Methuen
Current & past employers:	Brown Brothers Harriman, First Marblehead Corporation, State Street Corp.
Education:	University of Massachusetts-Dartmouth, Boston College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate loans that currently have an interest rate greater than 10.99%

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,062.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416793	$3,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416793. Member loan 416793 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	American Eagle Airlines	Debt-to-income ratio:	3.77%
Length of employment:	5 years	Location:	ABINGTON, PA

Home town:	Detroit
Current & past employers:	American Eagle Airlines
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

Playing piano for 23 years. Playing on an old, run down, spinet piano. It's time to upgrade. Excellent credit, Never late.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$133.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416794	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416794. Member loan 416794 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,872 / month
Current employer:	Citigroup	Debt-to-income ratio:	7.88%
Length of employment:	1 year 10 months	Location:	SOMERSET, NJ

Home town:	Manila
Current & past employers:	Citigroup, Palmeri Fund Administrators
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I am more than capable of making monthly payments, but I do need to consolidate my credit card debt due to the wedding expenses I have incurred and the interest rates are simply too high, and it is draining my savings. I need this loan to simplify payments and stabilize my savings account, especially during these unpredictable economic times. I would appreciate the funding of this loan. Thanks.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,197.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416813	$4,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416813. Member loan 416813 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	n/a	Debt-to-income ratio:	12.32%
Length of employment:	1 year 8 months	Location:	Minneapolis, MN

Home town:	Dearborn
Current & past employers:	Church & Dwight, Scotts Miracle-Gro
Education:	Michigan State University, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I have most of the money saved but I am looking for a bit more just to make sure I have everything covered and my princess is happy.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,094.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416829	$6,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416829. Member loan 416829 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Dr. Bruce E. Reid and Associates	Debt-to-income ratio:	5.31%
Length of employment:	3 years 7 months	Location:	WINDER, GA

Home town:	Atlanta
Current & past employers:	Dr. Bruce E. Reid and Associates
Education:	Gwinnett Technical College

This borrower member posted the following loan description, which has not been verified:

The use of the loan is to consildate all my credit cards debt into one loan so I can pay it off sooner and to avoid any high APR from my credit cards. I pay all of my debt on-time and haven't been late on any payments. I am a hard working full-time Optometric Assistant who loves and enjoy my work. I am expecting a new baby soon and my husband and I want to support her the best we can by eliminating the debt I have accumulated in the past few years.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	27
Revolving Credit Balance:	$28,956.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416831	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416831. Member loan 416831 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you! The loan is being relisted because of a utitlity bill that needed confirmation. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416846	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416846. Member loan 416846 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Ares Management	Debt-to-income ratio:	6.39%
Length of employment:	2 years 1 month	Location:	Sheman Oaks, CA

Home town:	Chico
Current & past employers:	Ares Management, UBS Financial
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I am in the process of studying for the GMAT, an entrance exam for Business School, and am looking to use these funds to attend a prep class to help study for the test.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416850	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416850. Member loan 416850 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,942 / month
Current employer:	Accenture	Debt-to-income ratio:	1.56%
Length of employment:	1 year 6 months	Location:	Kenwood, CA

Home town:
Current & past employers:	Accenture, Oracle Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the final stages of a complete home remodel and (of course) it has gone a little over budget. The project has been ongoing for six months and is now just two or three weeks away from completion. The property is in Kenwood, CA, and the remodel has included a changed floorplan, completely new kitchen, the addition of a third bathroom, complete replacement of two other bathrooms, and new flooring throughout. I am already a lender on Lending Club, and I now need to become a borrower to cover the final contractor bills for this project. Since we are right at the end of the project, the bills are coming in quickly and a loan is the easiest way to secure the funds at short notice. Aside from my mortgage and one credit card (which is not maxed out) I do not have any outstanding debt. I am a senior manager at a large global consulting company with a steady income, and have never missed a single payment on anything in my life.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,787.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416856	$3,100	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416856. Member loan 416856 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Smithville Home Health Care	Debt-to-income ratio:	23.89%
Length of employment:	5 years	Location:	GIDDINGS, TX

Home town:	Austin
Current & past employers:	Smithville Home Health Care
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

My home is a refuge for me after a long days work. I would like to do a few projects to fix a few minor issues and do some additional improvements as well. I am a hard working nurse and I love what I do. I am further specialized as a Certified Diabetes Educator as I have finished several years of both teaching and learning more about the disease and just passed the test to become a Certified. I share this information so that you can know that I am a hard worker, honest, and will pay off my debt to you. You will be able to see from my credit history that I do not ever miss payments, nor am I late. I pay back all debts.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,774.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416892	$9,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416892. Member loan 416892 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	RSM McGladrey	Debt-to-income ratio:	11.08%
Length of employment:	3 years	Location:	Flushing, NY

Home town:
Current & past employers:	RSM McGladrey
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Hi, I currently work as an accountant (with a good & stable salary) and I have about 7 years of working history in several large companies in the NYC area. I am currently seeking a personal loan to extinguish a credit card balance as the credit has raised my interest rates. Specifically, it is the Bank of America line of credit cards and I would like to apply for a loan of $9000. I can show documentation for solid proof of income (current paystubs, written verification from my employer, personal references, etc.) and working history. Additionally, I currently own my own home with a mortgage. I have never defaulted on a loan and my credit history is clean. My former credit score was around 780 (this was 2 years ago when my mortgage was obtained), however, it may have dipped a little due to an increase in my credit card debt. Please contact me if you are interested in working out a deal that will makes this a win-win situation for both the lender and the borrower. Thank you for reading.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$23,896.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416897	$11,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416897. Member loan 416897 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,102 / month
Current employer:	Miller Kaplan Arase & Company	Debt-to-income ratio:	16.79%
Length of employment:	12 years 10 months	Location:	corona, CA

Home town:	Bronx
Current & past employers:	Miller Kaplan Arase & Company, carter hawley hale stores inc
Education:	ccny

This borrower member posted the following loan description, which has not been verified:

I want to convert 3 high interest loans into a single lower interest loan so I can pay it off faster. I do not have a problem making my current payments, but I hate to see so much of my money going to interest instead of principle.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,194.00	Public Records On File:	1
Revolving Line Utilization:	85.70%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416905	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416905. Member loan 416905 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	SLG Enterprises LLC	Debt-to-income ratio:	10.10%
Length of employment:	1 year 8 months	Location:	Oklahoma City, OK

Home town:
Current & past employers:	SLG Enterprises LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am in the process of opening a 99 cent store. I have invested about $50,000.00 of my own money. I am in need of $25,000.00 in additional funding. I have a good credit score and excellent payback ability. I am opening this store in an area that this type of store would thrive in. I look forward to the opportunity of being funded and look forward to having the ability, in the near future, to fund others in my current situation. Thank you in advance for the ability to help me fulfill my dream of owning and operating my own store.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,218.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416916	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416916. Member loan 416916 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,908 / month
Current employer:	NCI Information Systems Inc	Debt-to-income ratio:	16.46%
Length of employment:	2 years	Location:	COLUMBUS, GA

Home town:	Milford
Current & past employers:	NCI Information Systems Inc, Home business Lightyear Wireless Rep
Education:	Troy State University at Fort Benning GA

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I want to some up grades to my home. My family has live in our home for 15 years an I want to have hard wood floors put in the kitchen, breakfast, hallway, and laundry room area. Currently the area is covered with the floor covering that was originally on the floor when we purchased it, the area is approximately 600sq feet. I plan to also have wall to wall Berber put in the great room, approximately 400sq feet with stone tile placed in front of the French doors. This will preserve the rug as you enter the house from the back porch. This will run approximately $2700.00. The remaining funds will be used to for window treatments (French doors, the two windows one each side of them, floor to ceiling bay windows in breakfast area). If there are any remaining funds, I will have the back porch rescreened. I am a good candidate for this loan because I pay my bills. I work everyday, have a retirement income (21 years in the US Army), and an at home business. This loan will keep the value of my home up and make a good impression on my from time to time perspective clients the come to my home. Most of my at home business is done out of my home however from time to time I do have clients come to my home. Very respectfully, Alfred Johnson

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$12,032.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416997	$8,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416997. Member loan 416997 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Blinn College	Debt-to-income ratio:	12.58%
Length of employment:	12 years	Location:	BRENHAM, TX

Home town:	Knoxville
Current & past employers:	Blinn College
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to pay off an existing loan that is held jointly by me and by my soon-to-be-ex-husband. Paying off this joint loan would instill goodwill and make the divorce process less messy. I have good credit and a reliable career as a college professor. I also have a history of striving to pay off obligations ahead of time.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,621.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417027	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417027. Member loan 417027 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,483 / month
Current employer:	Negwer Materials	Debt-to-income ratio:	16.63%
Length of employment:	1 year 1 month	Location:	Saint Louis, MO

Home town:	Corona
Current & past employers:	Negwer Materials
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my current Prosper Loan and the remainder would go to credit cards. I currently have a Prosper loan at 19% and have that payment worked into my monthly budget. This loan is for the same amount. I would pay the $3,000 I currently owe the good lenders from Prosper and then take the rest and apply them to my credit cards that are over 20%, about $4,000. This way, I would have the same payment to an online Peer-to-Peer loan site. And fewer payments in credit cards.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,685.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 417046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417046	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417046. Member loan 417046 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric	Debt-to-income ratio:	0.13%
Length of employment:	8 years 1 month	Location:	Milwaukee, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I require the loan to start a new business. With the distressed properties in the current environment, going to invest with partners to acquire properties and convert land into affordable housing for middle income families.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417064	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417064. Member loan 417064 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Dr. Dennis Norkiewicz DDS	Debt-to-income ratio:	19.31%
Length of employment:	8 years	Location:	Silver Spring, MD

Home town:	Silver Spring
Current & past employers:	Dr. Dennis Norkiewicz DDS, Montgomery General Hospital
Education:	Widener University-Delaware Campus

This borrower member posted the following loan description, which has not been verified:

I need a loan for emergency medical expenses that I have recently accrued.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,160.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417083	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417083. Member loan 417083 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	Alvarez and Marsal	Debt-to-income ratio:	11.73%
Length of employment:	2 years	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Alvarez and Marsal, Ernst and Young, LLP
Education:	Loyola Univeristy Law School, University of Illinois at Urbana-Champaign, DePaul University

This borrower member posted the following loan description, which has not been verified:

We are trying to buy our dream home and are a little short with the down payment. Given the current banking crisis, the down payment requirements are up to 30% which make it difficult for growing families - 3 kids (6, 4, and 11months). My salary is approx. 235k and my wife is on track to make about 40k this year. I appreciate your help. Thank you!

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,509.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417093	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417093. Member loan 417093 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	State Street Bank	Debt-to-income ratio:	3.35%
Length of employment:	1 year	Location:	East Brunswick, NJ

Home town:	Port Of Spain
Current & past employers:	State Street Bank, American Stock Exchange, Chase Manhattan Bank, Guardian Life of America
Education:	CUNY Brooklyn College, Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Looking to pay off my credit card rate that has increased in the last 2 months for no logical reason.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,752.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417118	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417118. Member loan 417118 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,507 / month
Current employer:	G and L WELDING	Debt-to-income ratio:	15.02%
Length of employment:	7 months	Location:	FEDERAL WAY, WA

Home town:	Ashford
Current & past employers:	G and L WELDING, JODY MILLER CONSTRUCTION
Education:	Bates Technical College

This borrower member posted the following loan description, which has not been verified:

Debt CDonsolidation to lower APR and pay off balances in a more timely manner

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,397.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417127	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417127. Member loan 417127 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	22.77%
Length of employment:	2 years 7 months	Location:	New Athens, IL

Home town:	Belleville
Current & past employers:	US Postal Service (USPS)
Education:	SWIC

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment. I have good credit. I just need a lower interest rate so I can pay off my credit cards for good.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,261.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417148	$21,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417148. Member loan 417148 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Kestrel Investment Management	Debt-to-income ratio:	14.31%
Length of employment:	1 year 4 months	Location:	Los Angeles, CA

Home town:	Cedar Falls
Current & past employers:	Kestrel Investment Management, American Vision Windows, U.S. Department of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

I have an obligation to anyone I borrow money from to pay it back. Whether it was borrowing $10 or $20 dollars from a friend because I was caught without cash when I needed it or using credit. The fact that someone knows my character and knows that I will return that money means a lot to me. I pride myself on being reliable. I have borrowed the money and I will pay it back. I feel I am a low credit risk because of this. I have been gainfully employed since I graduated. I have been in the same industry for about 20 years. I have a long credit history of paying my debt. Unfortunately, I have had to use more credit than I care to, due to an injury to my shoulder that my insurance company deemed pre-existing. I have paid my doctor and physical therapists using the credit I have, but the interest rate is high. I am looking to consolidate this debt into one easy payment with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,799.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417166	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417166. Member loan 417166 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Cameron Health Inc.	Debt-to-income ratio:	7.42%
Length of employment:	1 year 1 month	Location:	IRVINE, CA

Home town:	Indianapolis
Current & past employers:	Cameron Health Inc., MGE UPS SYSTEMS
Education:	Indiana University-Purdue University-Indianapolis

This borrower member posted the following loan description, which has not been verified:

Please review my record and let me know if I am qualified for the loan application. Thank you.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	65
Revolving Credit Balance:	$38,963.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417234	$3,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417234. Member loan 417234 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	WM	Debt-to-income ratio:	12.06%
Length of employment:	1 year 8 months	Location:	Boston, MA

Home town:	Washington
Current & past employers:	WM
Education:

This borrower member posted the following loan description, which has not been verified:

Hi! I'm looking to pay off my credit card. Thanks!

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,678.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417288	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417288. Member loan 417288 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	LAKESIDE SYSTEM INC	Debt-to-income ratio:	13.96%
Length of employment:	5 years	Location:	NEWBURY PARK, CA

Home town:	Santa Monica
Current & past employers:	LAKESIDE SYSTEM INC
Education:	Ventura County Community College System Office

This borrower member posted the following loan description, which has not been verified:

Hi I was on Leading Tree and the adviced my that i could get a 3yr loan for $10,000 for 15% interest. Please tell me what to do next. Thank you! Laura Lane 805-469-8094

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$12,022.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417291	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417291. Member loan 417291 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	CDG Engineers	Debt-to-income ratio:	7.98%
Length of employment:	2 years 3 months	Location:	Andalusia, AL

Home town:	Laurel
Current & past employers:	CDG Engineers
Education:	Troy University at Troy

This borrower member posted the following loan description, which has not been verified:

I need a loan to help pay for graduate school.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417304	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417304. Member loan 417304 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Equity national title	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Providence, RI

Home town:	Newport
Current & past employers:	Equity national title, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

I need to take out a personal loan to pay for my wedding expenses, I plan on paying it back rather quickly. I understand the importance of good credit and payingmy bills and I will pay this back on time

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417327	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417327. Member loan 417327 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Aurora Diagnostics	Debt-to-income ratio:	9.15%
Length of employment:	1 year 10 months	Location:	Palm Beach Gardens, FL

Home town:	Chelmsford
Current & past employers:	Aurora Diagnostics, AmeriPath
Education:	University of Lowell, Hesser College

This borrower member posted the following loan description, which has not been verified:

Hello, I would like a loan of $12000 to have impact windows installed in my home (I live in Florida). This will not only protect my home in the event of a storm but also increase my property value. I have a high credit rating, very stable and well paying job and have never been late or missed any payments on my debts.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,825.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417386	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417386. Member loan 417386 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Packerland Veterinary Center	Debt-to-income ratio:	18.16%
Length of employment:	3 months	Location:	OCONTO, WI

Home town:	Oconto
Current & past employers:	Packerland Veterinary Center
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debts into one loan/payment with a lower interest rate. I've been making the monthly payments but the debt is barely decreasing. I would like to have the debt consolidated and only have one payment to remember each month versus 8 different due dates of which they have changed at any given time. Really looking to have this debt gone within in the next few years. I had taken a risk at starting a business with a friend's father last year, only to learn a hard lesson that money comes before everything. After the venture I was unemployed for a while. Recently (March) started a new job of which I truly love and do not see myself leaving anytime in the near future. Granted I have only been here 3 months, but the owner is impressed with my work and is keeping me aboard (made it through probationary period with flying colors). The next step to my financial freedom would be to have this debt off my hands. The best and most efficient way to do this would be to consolidate the debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,473.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417391	$3,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417391. Member loan 417391 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CACI	Debt-to-income ratio:	9.05%
Length of employment:	3 years 8 months	Location:	Gainesville, VA

Home town:	Antananarivo
Current & past employers:	CACI, United Bank
Education:	George Mason University, Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello All, My Fiance and I are in the process of planning our wedding in the fall. We would like to avoid using credit cards as much as possible to pay for the remaining expenses. Thought we would try this out. I have excellent credit and have never had a late payment on my bills.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417410	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417410. Member loan 417410 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	Miami, FL

Home town:	Havana
Current & past employers:	Youth Co Op Inc
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders In view of the current economic problems, I need to get rid of my credit card debts. Please assist me. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,220.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417432	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417432. Member loan 417432 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 417435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417435	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417435. Member loan 417435 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.56%
Length of employment:	n/a	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

This loan is to be used to help fund necessities for my car including standard 50,000 mile inspection, new tires, etc. I just graduated and will begin my new career in a few short weeks as a nurse in the Chicagoland area. I want to ensure my car will be in optimum condition before having to drive in and out of the city. My parents have been assisting me with expenses and allow me to live with them, rent free. I have an excellent credit score and rating, as you can tell, and feel I am a dependable client you can rely on.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,783.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417501	$22,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417501. Member loan 417501 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Entertainment Partner	Debt-to-income ratio:	8.86%
Length of employment:	12 years	Location:	LOS ANGELES, CA

Home town:	Paris
Current & past employers:	Entertainment Partner, Cast & Crew
Education:	Art College

This borrower member posted the following loan description, which has not been verified:

This load is to offer me more financial flexibility

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$887.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417531	$2,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417531. Member loan 417531 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,129 / month
Current employer:	S.C.I.	Debt-to-income ratio:	2.35%
Length of employment:	6 years	Location:	MORRISTOWN, NJ

Home town:	Queens
Current & past employers:	S.C.I.
Education:	ccm, The Chubb Institute-Jersey City

This borrower member posted the following loan description, which has not been verified:

Im gonna use the money as emergency money, and back up money, i plan on putting it in my savings and using it only as needed. Iv'e had a previous auto loan for 13,000 with pnc bank and never missed a payment of 275.00 a month, had a perfect payment record. I have a fulltime job, making good money, and i wouldnt take this loan if it didnt somehow fit in my budget.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,511.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417536	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417536. Member loan 417536 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hyperstreet.com	Debt-to-income ratio:	11.17%
Length of employment:	2 years 3 months	Location:	Huntington Beach, CA

Home town:	Fountain Valley
Current & past employers:	Hyperstreet.com, allied business schools
Education:	Allied business schools

This borrower member posted the following loan description, which has not been verified:

Im looking for a loan to go to school to further my education in the field I am in. My current position is technical support supervisor in web devolpment. I would like to go to school to become a graphics designer. I already have alot of knowledge on this subject however I need the proper certification. I have been in this field for over 4.5 years and my current job I have been at for little over two years. This education will help increase my income as well job stability. Im very reliable and plan to stay in this field for a very long time.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,150.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417554	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417554. Member loan 417554 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Bellagio	Debt-to-income ratio:	9.11%
Length of employment:	10 years 6 months	Location:	Las Vegas, NV

Home town:	Culver City
Current & past employers:	Bellagio, Wal-Mart Stores, TGS, McDonalds
Education:	CCSN

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a loan to consolidate my Wells Fargo and Sears credit cards.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,048.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 417587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417587	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417587. Member loan 417587 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Southern States, LLC	Debt-to-income ratio:	17.48%
Length of employment:	3 years 6 months	Location:	Stockbridge, GA

Home town:
Current & past employers:	Southern States, LLC
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am trying to get a better rate to pay off a credit card that I used to pay for my wedding expenses. My credit card company got taken over by another and my interest rate is about to increase making it very hard to pay off debt in a timely matter. I want to try and get this debt paid off in the next year. I please ask for your help to make this happen. Thank you!!!

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,848.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417594	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417594. Member loan 417594 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Sunbelt Radiators	Debt-to-income ratio:	13.13%
Length of employment:	6 years 2 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Sunbelt Radiators
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I'm looking to obtain a loan to remodel my Kitchen, Master and Guest Bathroom. I purchased this home in 2002, and it's been me and my wifes dream to fix this home. We feel its about time we make an upgrade. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$16,614.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417609	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417609. Member loan 417609 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	tmobile	Debt-to-income ratio:	10.20%
Length of employment:	1 year 3 months	Location:	BROWNSVILLE, TX

Home town:	brownsville
Current & past employers:	tmobile, convergys
Education:	The University of Texas at Brownsville

This borrower member posted the following loan description, which has not been verified:

this money will be used to cover the remaining costs of surgery that is not covered by insurance.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417627	$1,300	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417627. Member loan 417627 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Lord Abbett	Debt-to-income ratio:	19.19%
Length of employment:	3 years 5 months	Location:	Elmhurst, NY

Home town:
Current & past employers:	Lord Abbett
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay for a store credit card that has a high interest rate.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,513.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417652	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417652. Member loan 417652 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	ProviNET Solutions	Debt-to-income ratio:	20.27%
Length of employment:	5 years 1 month	Location:	Mokena, IL

Home town:
Current & past employers:	ProviNET Solutions, Trinity Christian College
Education:	Trinity Christian College

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan will be to pay off 2 credit cards and work on getting debt free. I have a great credit score and credit history. I am looking for a loan with the following: -no early pay off fees -Lower Interest Rates than a Credit Card -3 year term with possible payoff in 1-2

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,478.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417683	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417683. Member loan 417683 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Gensler	Debt-to-income ratio:	8.67%
Length of employment:	2 years	Location:	NEWPORT BEACH, CA

Home town:	Cincinnati
Current & past employers:	Gensler
Education:	University of Cincinnati-Main Campus, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to purchase a used car that will help with the gas consumption problem I have now. I have a full time job and feel more comfortable with a small loan, than getting into a very large loan at this time. Responsible architect, with conservative financial goals. Thank you for your consideration

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417705	$12,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417705. Member loan 417705 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	16.55%
Length of employment:	4 years 3 months	Location:	Brooklyn, NY

Home town:	Cooperstown
Current & past employers:	Self Employed, University of Pennsylvania
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

My girlfriend and I are running a small business that is growing quickly. To this point, the business has been financed exclusively by our contributions and high-interest credit cards. One of our business credit cards just closed shop (Advanta), and we are looking to make this time of severe credit crunch easier and put our business on a more solid financial footing with a small local bank and a few equity investors. People want to help us, but don't think we have enough equity invested in the business ourselves. Since we both work full-time on the business, and don't have a lot of personal resources, we are seeking equity partners. But we have to put more money into the business first. We are looking for an amount of money from $5k to $25k in order to invest that money in our own business, and show that we're serious. If we take cash advances on our credit cards, it will damage our credit score, and make it even harder to get funds. We believe in our business, which has been profitable in the past two years, and which we have been running full time for four years, since 2005. We have a strong website presence, and do a lot of different things for marketing than our competitors. You can see our website at hhbags.com. We have consistently made our rent payments, our car payments, utility payments, credit card payments, and more during this time of working exclusively on our business, and we are extremely conscientious and fastidious about fulfilling our obligations. Thank you for your time!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	37
Revolving Credit Balance:	$15,609.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417715	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417715. Member loan 417715 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,017 / month
Current employer:	Home Depot	Debt-to-income ratio:	5.39%
Length of employment:	6 years 10 months	Location:	Miami, FL

Home town:	Baton Rouge
Current & past employers:	Home Depot, Kmart Corporation, Office Depot, Sam's Club
Education:	Nova Southeastern University, Jones College-Miami

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two of my credit cards into one easy payment, hopefully with a better interest rate. I anticipate being able to pay off this loan fairly quickly because I have restricted shares of Home Depot coming available in November.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,526.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417789	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417789. Member loan 417789 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Northwestern Memorial Hospital	Debt-to-income ratio:	7.42%
Length of employment:	6 years 9 months	Location:	Chicago, IL

Home town:	Dallas
Current & past employers:	Northwestern Memorial Hospital
Education:	City Colleges of Chicago-Harold Washington College

This borrower member posted the following loan description, which has not been verified:

Thank you!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,630.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417804	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417804. Member loan 417804 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	obrenovich and assc.	Debt-to-income ratio:	16.50%
Length of employment:	18 years 5 months	Location:	norwalk, OH

Home town:	norwalk
Current & past employers:	obrenovich and assc., McDonald's
Education:

This borrower member posted the following loan description, which has not been verified:

Our son Jake has almost 2 years left of school and we would like to be able to not worry all the time about his rent and gas money and tuition. thank you for your time Mike Moyer

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,279.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417817	$12,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417817. Member loan 417817 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	FLACS	Debt-to-income ratio:	20.29%
Length of employment:	4 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	FLACS, Colonial Pontiac
Education:	Belmont Abbey College

This borrower member posted the following loan description, which has not been verified:

Payoff Credit cards

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,904.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417842	$13,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417842. Member loan 417842 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.43%
Length of employment:	n/a	Location:	san jose, CA

Home town:
Current & past employers:
Education:	SDSU, DeAnza College

This borrower member posted the following loan description, which has not been verified:

I have a steady job after a few months of being able to work PT only. I am sending a large portion of my income to the debt. My husband works, so we have enough to cover our expenses, and we can easily dedicate around 3k to the cc debt. I would like to be able to have 1 loan so that I can see the amount decline steadily. I will cut up my ccs so I cant charge them anymore. I am looking forward to paying this debt off in around 6 mos. I have great credit, and Im looking for an interest rate lower than 12% so it makes sense to consolidate since I am paying aroun 13.5 interest rate on my current ccs.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,895.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417848	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417848. Member loan 417848 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Palco Sports	Debt-to-income ratio:	21.73%
Length of employment:	2 years 6 months	Location:	Shoreview, MN

Home town:	St. Cloud
Current & past employers:	Palco Sports
Education:	Southwest State University

This borrower member posted the following loan description, which has not been verified:

My goal is to consolidate a number of credit cards I have thus lowering my monthly payments and interest rates. What makes me a great candidate is that I have a secure job (Co. sales are thriving even in a down economy) I pay all my bills on time and my work ethic is second to none!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$25,449.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417850	$1,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417850. Member loan 417850 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Business Wire	Debt-to-income ratio:	7.27%
Length of employment:	14 years 4 months	Location:	Wallkill, NY

Home town:
Current & past employers:	Business Wire
Education:	Monmouth University

This borrower member posted the following loan description, which has not been verified:

I am a lender and borrower on Prosper and would like to transfer my activity here since they are frozen. Of the $1,000 borrowed here, approximately $500 will pay off the remainder of my Prosper loan, and the rest will be used to invest here. The proceeds from principal/interest on my Prosper investments will pay off this loan.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,690.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417855	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417855. Member loan 417855 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	The Men's Wearhouse	Debt-to-income ratio:	19.78%
Length of employment:	1 year 6 months	Location:	Hicksville, NY

Home town:	Jersey City
Current & past employers:	The Men's Wearhouse, Gap, Inc
Education:	Nassau Community College

This borrower member posted the following loan description, which has not been verified:

I have never defaulted on any of my accounts. I am very reliable and trustworthy. My credit score is around a 700. I just want to consolidate my credit card debt. Along with that, the school that I go to is very hard to get funding for. I will use it for that as well. Please consider my situation. Thank you very much.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417865	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417865. Member loan 417865 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417907	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417907. Member loan 417907 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	n/a	Debt-to-income ratio:	10.41%
Length of employment:	n/a	Location:	Cocoa, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We had some unexpected expenses come up and we need cash.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,160.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417920	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417920. Member loan 417920 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	city of miami beach	Debt-to-income ratio:	22.44%
Length of employment:	6 years	Location:	MIAMI BEACH, FL

Home town:	Miami Beach
Current & past employers:	city of miami beach
Education:	Barry University

This borrower member posted the following loan description, which has not been verified:

I am going to use the money to pay off a credit card. I am a great candidate for the loan because I have never been late on a payment on any of my credit history. I also never pay the minimum.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,880.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417986	$1,600	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417986. Member loan 417986 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	BET	Debt-to-income ratio:	14.60%
Length of employment:	4 years 2 months	Location:	Falls Church, VA

Home town:	Washington
Current & past employers:	BET
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I am an independent producer, who also works 9 - 5 for a major network. I am working on a pilot to pitch to said network, and need a little help in order to complete the project. I believe in this pilot, and because of my established rapport with the network, am confident that it will get picked up. However, if I don't get the money for completion, and have to do a little at a time, my window of opportunity will pass. I am a good, reliable, and responsible candidate because my word is the most important thing in this world. It is important to me to make good on my promises, which is another reason why I am requesting this loan; so I can make good on promises to my loyal and hardworking team. Please help me realize a dream, and invest in this project. Thank you, Kamdolla

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	34
Revolving Credit Balance:	$215.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417992	$12,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417992. Member loan 417992 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	City of Hutto	Debt-to-income ratio:	11.71%
Length of employment:	2 years 2 months	Location:	Hutto, TX

Home town:
Current & past employers:	City of Hutto
Education:

This borrower member posted the following loan description, which has not been verified:

I am tryig to put in a permanent outdoor kitchen in my back yard. This is a preassembled unit that is on a concrete slab in the back of the residence. This a brand new home so I do not quailfy for a Home Equity Loan. I have a great job and have been in the same field for ten years as a Police Officer. I have great credit. But very close to my limit. I do have alot of addition home income from my fiance, who is also a Police Officer and has been for nine years. If necessary I will use my Chevrolet Tahoe for collateral.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,052.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418000	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418000. Member loan 418000 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	SMI	Debt-to-income ratio:	17.03%
Length of employment:	10 years 3 months	Location:	DENVER, CO

Home town:
Current & past employers:	SMI
Education:	WGU

This borrower member posted the following loan description, which has not been verified:

Heading back to school to finish up my degree. Unfortunately I'm still paying off my wife's school debt and need to find a way to finance my own expenses. This would be part time -- and would continue to work full time.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,463.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418061	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418061. Member loan 418061 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,860 / month
Current employer:	Genlyte Thomas	Debt-to-income ratio:	8.96%
Length of employment:	6 years 5 months	Location:	New Bedford, MA

Home town:
Current & past employers:	Genlyte Thomas
Education:	New England Technical Institute

This borrower member posted the following loan description, which has not been verified:

I'm looking to increase my rental property's earning potential by making some modest improvements. The rental property is a 3 family triple decker, which are common in this part of the Northeast. I purchased this property almost 3 years ago and want to get it updated and keep it properly maintained. The contractors being used are all small local businesses. The improvements are: -Exterior painting and staining (painting the top two stories & staining the bottom). I have already paid for 1/2 of the painting and am planning on doing the staining myself, time permitting ($2,330). -Basement stairs need replacing ($500.00). -Install vent fan to 3rd floor apartment ($380) -Purchase and install ceiling fans in 3rd floor apartment ($410). Tax wise, I will be able to deduct the interest I pay on this loan, so this makes good business sense. My credit score should be very good and I am a stickler for repaying not only what I owe, but pay it on time! I am asking for a loan from Lending Club because I was turned down by a local bank. My ratio (including mortgage) was a few percentage points above what they allow because they deducted 1/3 of my rental income from the calculation. I was fuming, especially since the paint job is fully deductible, thus increasing my tax refund (and increasing the pay-back potential).

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,574.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418079	$2,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418079. Member loan 418079 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	City of Hallandale Beach	Debt-to-income ratio:	1.61%
Length of employment:	2 years 10 months	Location:	Davie, FL

Home town:	Port Chester
Current & past employers:	City of Hallandale Beach, Panera Bread
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Student loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,806.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418129	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418129. Member loan 418129 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank Securities	Debt-to-income ratio:	12.12%
Length of employment:	10 years 2 months	Location:	Cliffside Park, NJ

Home town:
Current & past employers:	Deutsche Bank Securities
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation Loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	65
Revolving Credit Balance:	$59,451.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418146	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418146. Member loan 418146 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Oopsie Daisy Floral	Debt-to-income ratio:	16.86%
Length of employment:	9 years 5 months	Location:	Mesa, AZ

Home town:	milwaukee
Current & past employers:	Oopsie Daisy Floral, Estes Flowers
Education:	San Jose City College

This borrower member posted the following loan description, which has not been verified:

We have been in business for 8 years. We have done well in the Floral Industry. Right now we are acquiring business accounts from other florists before they go out of business. This has been working for us for the last two years. We plan on coming out of the bad economy as a big winner.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,722.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418148	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418148. Member loan 418148 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,000 / month
Current employer:	Domino's Pizza	Debt-to-income ratio:	14.10%
Length of employment:	2 years 5 months	Location:	Little Canada, MN

Home town:	St.Paul
Current & past employers:	Domino's Pizza, Priority Courior Experts, Landscape Renovations, Federal Express, Toys R Us, Wal-Mart Stores
Education:	Century College

This borrower member posted the following loan description, which has not been verified:

Thank you for considering us to borrow money to. We are interested in buying a 1992 Honda Prelude show car with beautiful art work and $19,000 in upgrades. But we need $9,000 to buy it. We have the other $3,000 saved, but the seller needs all of the money by the end of the month. We always pay our bills on time and have spent many hours going over our finances to make sure we can afford this car. I had an old Prelude but the engine seized up on me and I've always wanted another one. This one just fell in my lap and I couldn't pass up such a bargain. The car is selling for $11,000 but I have to get it shipped here from New Jersey. The cost of the shipping will be $775. I have a $500 deposit on the car now. I have learned to be an accountable honest man over the years and would really like a chance to own the car I've been dreaming about since I lost my old one. Thank you for your time. -Nate-

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,367.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418189	$25,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418189. Member loan 418189 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,083 / month
Current employer:	SHORES AT BISCAYNE, LLC	Debt-to-income ratio:	4.60%
Length of employment:	4 years 3 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	SHORES AT BISCAYNE, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

BUSINESS STARTUP

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,491.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418208	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418208. Member loan 418208 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	celebrate the children school for children with alternative learning styles	Debt-to-income ratio:	4.61%
Length of employment:	4 years 10 months	Location:	stanhope, NJ

Home town:	Schenectady
Current & past employers:	celebrate the children school for children with alternative learning styles, band - from good homes
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I am a 43 year old male in NJ. I teach music at my wife's school for autism, Celebrate the Children and also work as a recording engineer. I have a steady income. We recently adopted siblings from Kazakhstan (brother and sister). I have been diagnosed with bilateral osteo necrosis of the hip joints. This means that the blood supply to the tips of my femurs was somehow compromised and has left me with lesions of dead bone. Traditional medicine would have me wait until this dead bone collapses and then get hip replacements. Since the replacements are only good for 5 -7 years, I would have to have this done multiple times, if I live a long life. Last fall I had an "experimental" procedure performed on my right hip. The procedure involves drawing my bone marrow and blood, and from that my own stem cells are harvested. Then these stem cells are re-injected into the problem area of the bone to promote re-growth or at least halt the degeneration. This was done by Dr Centeno at the Regenexx clinic in CO. It seems to have been successful. I now need to have this done on my left hip. The procedure cost $8000 and I only have $4000. I have been turned down by my bank and we spent most of our savings on our adoption process. I am experiencing quite a bit of pain and have scheduled the procedure for July- hoping I can raise the money.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418216	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418216. Member loan 418216 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	four seasons hotel	Debt-to-income ratio:	0.16%
Length of employment:	16 years 1 month	Location:	astoria, NY

Home town:
Current & past employers:	four seasons hotel
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement,pool,fireplace,....

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,764.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418217	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418217. Member loan 418217 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,247 / month
Current employer:	Richard Wolf Medical Instruments Corporation	Debt-to-income ratio:	12.69%
Length of employment:	6 months	Location:	Round Lake Beach, IL

Home town:	Chicago
Current & past employers:	Richard Wolf Medical Instruments Corporation, MonoGen, Aksys, Ltd., Mettler-Toledo Autochem, Visiontek
Education:	College of Lake County

This borrower member posted the following loan description, which has not been verified:

My name is Laura Ann Brzostowski and I am applying for a personal loan in the amount of $10,000. This money will be used to purchase a master distributorship to sell Return-A-Pet ID tags. Return-A-Pet is the number 1 pet registry in the nation and is now moving worldwide. I would like to purchase a territory and start selling these dog ID tags. I do, however, need some start up money for this.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 418225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418225	$24,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418225. Member loan 418225 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	23.24%
Length of employment:	13 years 10 months	Location:	Savannah, GA

Home town:	Savannah
Current & past employers:	Wells Fargo, Wachovia Corp.
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 24000 for about 6 months....depending on the terms. I have a bonus that will be paid soon but need capital to refinance some debts

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$63,652.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418253	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418253. Member loan 418253 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.79%
Length of employment:	2 years 5 months	Location:	las vegas, NV

Home town:	Las Vegas
Current & past employers:	Self Employed, ezOSC .com
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 for 3 Years To buy some appliance for my new home Thanks

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,768.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418277	$2,100	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418277. Member loan 418277 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$300 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	pinconning, MI

Home town:	detroit
Current & past employers:	American express,, Shirlene's
Education:	EMU, Travel training center

This borrower member posted the following loan description, which has not been verified:

I have an option to purchase building and start resale business for $35g. building is assessed at $50g.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$642.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418383	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418383. Member loan 418383 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	U.S. Army	Debt-to-income ratio:	15.26%
Length of employment:	12 years 2 months	Location:	Radcliff, KY

Home town:	Maracaibo
Current & past employers:	U.S. Army
Education:	DeVry Institute of Technology & Keller Graduate School of Management-New York

This borrower member posted the following loan description, which has not been verified:

Went through a divorce that started last year when I returned from Iraq, took nine months to finish the deal out, and with that also created a $12,000 credit card debt. My plan is to ask for a loan with a lower interest rate and pay the two bills of with this loan. I would like to have this paid in 48 months. I have a credit score of 733, and I always pay my bill on time, I just need a little assistance so I can pay them off and get myself back on track. The divorce is something that I did not ask for, while serving my second tour in Iraq, my ex-wife had made the decision that as soon as I returned she would divorce me.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,604.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418384	$18,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418384. Member loan 418384 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	union, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to do so home remodeling and invest in a business

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$448.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 418386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418386	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418386. Member loan 418386 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ninos restaurant	Debt-to-income ratio:	5.48%
Length of employment:	6 years	Location:	harrison, NJ

Home town:	harrison
Current & past employers:	ninos restaurant, ibm
Education:	harrison high

This borrower member posted the following loan description, which has not been verified:

im trying to consolidate all my debt in to one bill.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,560.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418394	$3,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418394. Member loan 418394 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	n/a	Debt-to-income ratio:	24.95%
Length of employment:	n/a	Location:	Detroit, MI

Home town:	Flint
Current & past employers:	Baker College
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

In the Fall of 2009 I will be completing my last year of a masters degree in combination with a teachers certification. The last part of the program is very expensive and this loan will help he complete it and find employment at both the college level and K-12 level of education.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,067.00	Public Records On File:	2
Revolving Line Utilization:	73.10%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418395	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418395. Member loan 418395 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Cougar Energy Drink	Debt-to-income ratio:	13.01%
Length of employment:	1 year 6 months	Location:	Trophy Club, TX

Home town:	Fort Lauderdale
Current & past employers:	Cougar Energy Drink, ARCap REIT - Commercial Real Estate
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

www.cougarenergydrink.com $40B Global Market. $5B Domestic.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,649.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418418	$18,300	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418418. Member loan 418418 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Farmers Bank of Maryland	Debt-to-income ratio:	13.13%
Length of employment:	30 years	Location:	Ocala, FL

Home town:	moorestown
Current & past employers:	Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I have moved in with my granddaughter in Florida and need to get a loan to convert a home office into and in-law suite for my use. With money left over from the home improvement project I would like to pay down my existing credit card balance which is currently at a higher rate of interest. I pay all my bills on time. I have a very good credit score.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,273.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418421	$2,700	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418421. Member loan 418421 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,473 / month
Current employer:	U.S. Army	Debt-to-income ratio:	16.09%
Length of employment:	5 years 5 months	Location:	KILLEEN, TX

Home town:	Oceanside
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

I'm using the money to move from Fort Hood to Fort Bliss. I'm in the ARMY

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$828.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418481	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418481. Member loan 418481 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$11,371 / month
Current employer:	Lionsgate Entertainment	Debt-to-income ratio:	12.47%
Length of employment:	3 months	Location:	ALBUQUERQUE, NM

Home town:	Philadelphia
Current & past employers:	Lionsgate Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

My credit report reflects a line of credit which is paid by my brothers company each month. I also have a car loan for Chyrsler which is for my mother and being paid also by my brother. I checked my credit score and it is 718 with Equifax.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,345.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418498	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418498. Member loan 418498 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AFS Financial	Debt-to-income ratio:	13.20%
Length of employment:	4 years	Location:	Providence, RI

Home town:	Provo
Current & past employers:	AFS Financial, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Need a little help paying for wedding expenses. Excellent credit.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$19,761.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418522	$4,450	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418522. Member loan 418522 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,517 / month
Current employer:	David Boland, Inc.	Debt-to-income ratio:	17.77%
Length of employment:	5 years	Location:	TITUSVILLE, FL

Home town:	TITUSVILLE
Current & past employers:	David Boland, Inc., Eastman Kodak, OfficeMax, BJ's Wholesale Club
Education:	University of Central Florida, Valencia Community College, Brevard College

This borrower member posted the following loan description, which has not been verified:

$1,888.49 Effective Annual Percentage Rate (APR): 19.11% on Capital One. $2,549.09 ANNUAL PERCENTAGE RATE applied this period: 19.80% on Chase. Looking to refinance at a better rate. Just paid $500 toward each but rates keep going up.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,437.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418524	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418524. Member loan 418524 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	ALBUQUERQUE, NM

Home town:	Espanola
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a personal loan with a term of 60 months

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1969	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	21
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418546	$2,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418546. Member loan 418546 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Portland State Uniersity Distance Learning Center	Debt-to-income ratio:	2.55%
Length of employment:	1 year	Location:	PORTLAND, OR

Home town:	Nashville
Current & past employers:	Portland State Uniersity Distance Learning Center, Kinko's
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I am a 30-year-old non-traditional student in her final year of pursuing a BA in Economics and Math at Portland State University. I work for PSU as a videographer and video producer for the Distance Learning Center, and have a second job off-campus as a sous chef during the summers. My GPA is 3.86, and I expect to graduate with honors by the end of 2009. My income is more than sufficient to amass (or repay) this $2000 gradually, but I have an emergent need for root canal surgery, the copay of which must be presented prior to the procedure. Portland State's dental coverage is meager at best. My teeth, however, are in severe pain, and I would like to remedy this problem as soon as humanly possible. I am a good student and an excellent employee. I am financially responsible and honest, I pay my bills regularly, and would love the opportunity to further strengthen my credit through timely repayment of your loan. Thank you for your time and consideration. Sincerely, Susan E. Choate

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418558	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418558. Member loan 418558 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Royale Group	Debt-to-income ratio:	19.20%
Length of employment:	1 year 2 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Royale Group, MAXIMUS, Winstar
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I will try to keep this brief and to the point. Current situation: * Purchased small business in 2008. Been in same line for over 5 years. * Increased sales 408% in 8 months from previous owners. * Nominated for New business of the year. * Write-up in local newspaper. * Business is still growing because to referrals and local advertising. * At any given point in the month the A/R is on average between $27k - $39k. What is the money for: * Inventory: it is important to have items stock; because word spreads fast in a small community. * Cash flow: Purchasing in large quantities and the right time is the key to any successful business. * Need to hire more employees (1 FT & 1 PT) to keep up with demands. A customer will only wait so long to be serviced. * Need a couple of new computers for new employees. * Would like to open a new location within the next 6 months. This will allow us to have a larger variety of products spread between two locations. Then if need to just do a inner company transfer. Since we are growing I want to ensure that we have the right "tools" (inventory and personnel) to service the customers. If you are like me people pay for service. Hence Opportunity is knocking!!! Thanks for your support.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$40,407.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418586	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418586. Member loan 418586 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	DCS, Inc	Debt-to-income ratio:	0.33%
Length of employment:	7 years 7 months	Location:	Grants Pass, OR

Home town:	Southern
Current & past employers:	DCS, Inc, Jim Sigel Automotive, U.S. Navy
Education:	Rogue Community College

This borrower member posted the following loan description, which has not been verified:

10K miles, short term loan, good credit, will pay off early

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$496.00	Public Records On File:	1
Revolving Line Utilization:	4.10%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418622	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418622. Member loan 418622 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	15.46%
Length of employment:	10 years	Location:	New castle, DE

Home town:	newakr
Current & past employers:	Bank of America Corp.
Education:	Goldey-Beacom College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,639.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418625	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418625. Member loan 418625 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Campbell Soup Supply Co	Debt-to-income ratio:	3.62%
Length of employment:	38 years 4 months	Location:	Napoleon, OH

Home town:	Greasy Creek
Current & past employers:	Campbell Soup Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Hi,Ii was going to ask for money to consolidate some bills but my husband would rather borrow the money to install a geothermal unit. Thank You. Maria Hopkins

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	69
Revolving Credit Balance:	$16,229.00	Public Records On File:	1
Revolving Line Utilization:	56.90%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418644	$9,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418644. Member loan 418644 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Home Depot	Debt-to-income ratio:	0.00%
Length of employment:	3 months	Location:	Egg Harbor Township, NJ

Home town:	Braddock
Current & past employers:	Home Depot, Prism Career Institute
Education:	Grove City College

This borrower member posted the following loan description, which has not been verified:

I will be adding an addition to my house and remoduling the other rooms. This addition will increase the value of my house, and make the house more spacious. I need the extra room because my son is now a teenager. I have excellent credit that is in the 800's

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,454.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418647	$1,500	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418647. Member loan 418647 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	brownsrawhide covering	Debt-to-income ratio:	3.80%
Length of employment:	12 years	Location:	CORNELIA, GA

Home town:	Cornelia
Current & past employers:	brownsrawhide covering
Education:	North Georgia Technical College

This borrower member posted the following loan description, which has not been verified:

Im a customsaddle maker and im seeking a small loan to buy supplies. My business has picked up and I need to get a inventory of leather and buckles.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$936.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418663	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418663. Member loan 418663 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ffafaeiani	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	ffafaeiani
Education:	bmcc

This borrower member posted the following loan description, which has not been verified:

need to purchase my lease end

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418691	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418691. Member loan 418691 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418698	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418698. Member loan 418698 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	hampton telecom	Debt-to-income ratio:	12.72%
Length of employment:	10 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	hampton telecom
Education:

This borrower member posted the following loan description, which has not been verified:

need extra cash

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,456.00	Public Records On File:	1
Revolving Line Utilization:	22.60%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418716	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418716. Member loan 418716 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	IHSS	Debt-to-income ratio:	1.17%
Length of employment:	3 years	Location:	Antelope, CA

Home town:	San Francisco
Current & past employers:	IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a small balance on my credit card ($4,000) The other 6,000 will be used to buy products for a business. The reason I didnt just put it all on my credit card is that Chase just told me they are adding prime rate to all their customers interest rates (which means my interest rate would now be adjusting every month depending on what current interest rates are so if they go up, who knows if I would be paying 40% by next year!) My credit limit on my card is just over 13,000 on that 1 card, but there is really no way I want to put that on my card at a soon to be 27%+ interest rate. I dont even like having the $4,000 balance at that rate as it cuts heavily into my profits already. In the past I have usually just paid my credit cards off every month and all my payments whether it be credit cards, mortgage, or anything are always on time. I keep good track of my finances and I can afford to make payments of $500 to $700 per month, so the $350 per month that my payment will be is very manageable for me without changing my lifestyle at all. There will be no burden for me to pay this. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$863.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418720	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418720. Member loan 418720 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	dbSys, Inc	Debt-to-income ratio:	11.15%
Length of employment:	1 year 3 months	Location:	Clearwater, FL

Home town:	Columbus
Current & past employers:	dbSys, Inc, Religious Community Services, Regal Entertainment Group
Education:	Remington College-Largo Campus, St Petersburg College

This borrower member posted the following loan description, which has not been verified:

I am currently Dell Certified and employed by a business that Installs and Repairs all the Dell computers for the local school system. I would like to expand my ability into the Apple Computer field. This loan will be used to obtain my Apple Technician Certification and to purchase an Apple Computer to use out in the field. Once I have my certification and equipment then I will be able to install and repair Apple computers for the local school system. Thanks!

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$901.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418751	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418751. Member loan 418751 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Degreen B. Clean	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	SOUDERTON, PA

Home town:	Philadelphia
Current & past employers:	Degreen B. Clean, Priority Staffing Solutions, Time & Parking Controls
Education:	Pennsylvania Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan I am requesting is to consolidate my credit card debt and invest the rest into my business. Most of the loan money will be used to pay off my credit cards. The money left over will be used to purchase equipment for my powerwashing and painting business. I need to buy ladders and a couple of other tools. I already have accumulated other tools. A small portion will be used for advertising( $500.00). I don't want to put these expenses on a credit card. My credit is currently in good standing and I feel that this loan will increase my business and enable me to pay off my loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418809	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418809. Member loan 418809 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	ARC International	Debt-to-income ratio:	17.84%
Length of employment:	1 year 3 months	Location:	Bellingham, WA

Home town:	Reading
Current & past employers:	ARC International
Education:	Millersville University of Pennsylvania, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am almost finished with a major home addition/remodeling project. I am planning on refinancing when it's completed, but I can't get a formal appraisal until it's done. So I need additional personal funds to complete the project and get it to the point where I can refinance.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$614.00	Public Records On File:	1
Revolving Line Utilization:	17.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418835	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418835. Member loan 418835 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,950 / month
Current employer:	Jennifer Convertibles	Debt-to-income ratio:	2.34%
Length of employment:	4 years 1 month	Location:	Mount Laurel, NJ

Home town:	Newark
Current & past employers:	Jennifer Convertibles, Bernard Hodes Group
Education:	Our Lady of Lourdes School of Nursing, Philadelphia Textiles, Burlington County College

This borrower member posted the following loan description, which has not been verified:

Over the years I have maintained a good to excellent credit rating, however, while working toward a nursing degree, I have become bogged down with credit card debt, requiring 4 or 5 different monthly payments and interest rates as high as 14.24%. Now that I am a semester away from earning a RN degree, consolidating this debt at a fixed lower interest rate would be of great benefit in simplifying my financial situation.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,615.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418875	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418875. Member loan 418875 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,500 / month
Current employer:	Stryker Biotech	Debt-to-income ratio:	8.83%
Length of employment:	14 years 7 months	Location:	Hartford, VT

Home town:	Springfield
Current & past employers:	Stryker Biotech
Education:	University of Maine, Antioch New England Graduate School

This borrower member posted the following loan description, which has not been verified:

this loan is to consolidate some debt

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,123.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418963	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418963. Member loan 418963 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lincoln Park Care Center	Debt-to-income ratio:	18.82%
Length of employment:	6 years 3 months	Location:	Lincoln Park, NJ

Home town:	Cebu City
Current & past employers:	Lincoln Park Care Center
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

Hi! I'm Bradley, a Physical Therapist in New Jersey....I have a big problem with my credit cards and I want to pay it off because of the high interest. I want to be debt free for 36 to months and if somebody will let me borrow the amount that I requested with low APR it will be a great help for me and my family. I promised that I will use the loan to be debt free and never use the credit cards again. I will pay the monthly on time. I never declared bankruptcy and my accounts are in good standing. I just want to pay it off thru consolidation and pay once a month. Please help me. Thank you very much.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,954.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418983	$7,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418983. Member loan 418983 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,058 / month
Current employer:	PNC Global Investment Servicing	Debt-to-income ratio:	23.21%
Length of employment:	13 years 7 months	Location:	Colora, MD

Home town:	Pennsville
Current & past employers:	PNC Global Investment Servicing
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase and have installed a new septic system at our house.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,268.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402075	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402075. Member loan 402075 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,160 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	3.37%
Length of employment:	1 year 5 months	Location:	Elyria, OH

Home town:	Cleveland
Current & past employers:	Cleveland Clinic
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married in a year. With down payments and money due up front we are finding ourselves putting things on credit cards. We have a total of about $25,000 spread out on several credit cards that were charged up due to my schooling and our upcoming wedding. We also bought a house and soon found out that owning a home can be very pricey. We recently had close to $3,000.00 worth of plumbing done, a Kitchen remodel after we found out we had to knock out a kitchen wall to replace gas lines that had been leaking and so on and so forth. My credit report and my fiances credit report both have no negative marks as we have never been late or missed any payments on these cards. We are currently spending well over $1,000 a month to pay the credit cards down and would love to consolidate to one payment with a set pay off date as we are starting to feel that there is no end in sight. If this is something that someone would be willing to finance, this would be a huge weight lifted off of our shoulders. Thanks!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,158.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417238	$4,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417238. Member loan 417238 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Wolfgang Associates, Inc.	Debt-to-income ratio:	17.48%
Length of employment:	3 years 4 months	Location:	BEAVERTON, OR

Home town:
Current & past employers:	Wolfgang Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Unknown

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,127.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418994	$17,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418994. Member loan 418994 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Cheryl Bissetts Preschool and Childcare	Debt-to-income ratio:	18.05%
Length of employment:	3 years	Location:	SHREWSBURY, MA

Home town:	Framingham
Current & past employers:	Cheryl Bissetts Preschool and Childcare, Bugaboo Creek Steakhouse
Education:	Framingham State College

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a 2008 Tahoe Q5i with a 190hP Mercruiser I/O. I will be putting 10,000 down in cash and am looking to finance the balance of $17,500. My two 6-year old sons love the water and this boat will certainly provide plenty of fun family evenings and weekends...The Bank Of America loan on my credit report is a student loan that I am a co-borrower on with my fiance. The payments are automatically withdrawn from his personal checking account. At the time I added my name to establish credit. The car loan with Sovereign Bank is also paid by my fiance and is automatically withdrawn from his personal checking account...

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419011	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419011. Member loan 419011 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Anthology Marketing Group	Debt-to-income ratio:	24.46%
Length of employment:	6 months	Location:	Honolulu, HI

Home town:	Los Angeles
Current & past employers:	Anthology Marketing Group
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card balances into one loan. I've never missed a payment or been late, and have had pretty good credit consistently.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,801.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419024	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419024. Member loan 419024 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,225 / month
Current employer:	TD Bank	Debt-to-income ratio:	5.82%
Length of employment:	4 years 10 months	Location:	Blackwood, NJ

Home town:	Maple Shade
Current & past employers:	TD Bank, PHH Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

In anticipation of co payments and or out of network charges I am requesting a loan to cover such fees for my up coming procedure. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	59
Revolving Credit Balance:	$49,082.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419026	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419026. Member loan 419026 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	bioMerieux	Debt-to-income ratio:	4.53%
Length of employment:	n/a	Location:	Saint Peters, MO

Home town:
Current & past employers:	bioMerieux, Walgreen
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I am helping out a family member by buying a cheap(er) car.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,153.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419037	$3,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419037. Member loan 419037 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Goodman Manufacturing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Medina, OH

Home town:	Dearborn
Current & past employers:	Goodman Manufacturing, Lube Stop
Education:	University of Akron

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to facilitate the purchase of a truck to be used in the apartment moving business. Not a start up business. Simply indepentently contracting with an established moving company. This would significantly increase my income to approximately 35,000 annually.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419040	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419040. Member loan 419040 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,175 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	10.18%
Length of employment:	10 years 9 months	Location:	Scotland, CT

Home town:
Current & past employers:	Fiserv Inc.
Education:	Uconn, Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

My wife recently inheirited half of her mother's house which needs some work done on it to sell for its full potential. We paid for her funeral which drained our savings so we are looking to borrow some money to finish the house off. Even though the real estate market is bad, the house is in a highly desirable area and will be priced to sell quickly. We looked to borrow from my parents but my mother just found out that her brain tumor has grown so they are in need of all their funds. I want to borrow the money, fix the house, get it on the market and sell as quickly as possible and then pay this loan off. I have been a Real Estate appraiser for over 15 years and my wife is a Real Estate agent, so we know what it takes to make the property sell to maximize its potential.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,613.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419045	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419045. Member loan 419045 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	taylor landscaping	Debt-to-income ratio:	20.92%
Length of employment:	6 years 7 months	Location:	SOUTH YARMOUTH, MA

Home town:
Current & past employers:	taylor landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419047	$18,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419047. Member loan 419047 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,074 / month
Current employer:	C.S.U Channel Islands	Debt-to-income ratio:	14.24%
Length of employment:	1 year	Location:	VENTURA, CA

Home town:	Granada Hills
Current & past employers:	C.S.U Channel Islands
Education:

This borrower member posted the following loan description, which has not been verified:

I always pay on time ,never late,and have good credit. Please help me with my situation.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,551.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419058	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419058. Member loan 419058 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Five Star Appliance Repair	Debt-to-income ratio:	13.52%
Length of employment:	2 years 6 months	Location:	Franklinville, NJ

Home town:	Aliquippa
Current & past employers:	Five Star Appliance Repair
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for a 2003 Big Dog Pitbull custom motorcycle.NADA value is $11,880

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,546.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419076	$6,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419076. Member loan 419076 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	Morehart Mortuary	Debt-to-income ratio:	23.54%
Length of employment:	6 years 1 month	Location:	BRECKENRIDGE, TX

Home town:
Current & past employers:	Morehart Mortuary
Education:	Howard Payne University, Amarillo College School of Mortuary Science

This borrower member posted the following loan description, which has not been verified:

I just graduated from Mortuary School. I am a funeral director and embalmer in the same establishment where I have worked for the past 6 years. I am looking to consolidate all of my debt that I have accumulated while I was in college. I want to consolidate at lower interest rates so that I may pay my debt off sooner and begin the road to home ownership eventually. You can ask me any question(s) you desire. Thanks.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,387.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419110	$23,475	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419110. Member loan 419110 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Qteros Inc.	Debt-to-income ratio:	15.03%
Length of employment:	6 months	Location:	UPTON, MA

Home town:	Weymouth
Current & past employers:	Qteros Inc., Lonza Biologics
Education:	Harvard University, Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I experienced a difficult time in my personal life a few years ago, coped in part by abusing my credit cards and became seriously in debt. I've paid down the debt by about 40% over the last year and a half -- generally making payments more than once a month to each of 5 cards. However, within the last couple of months, 3 of these credit cards have increased their interest rates criminally. I've requested rate reductions directly and can't get any cooperation despite my very good credit history. It feels like I'm now trying to fill a bucket with a giant hole in the bottom. I would like to consolidate 3 of these credit cards, all of which have interest rates at 22.99% or (much) higher. I have a stable, management position with a very good salary and remain 1000% committed to achieving credit-card debt-free life, as I have two kids to send to college soon within the next few years. Going through the banking system and, worse yet, the "special introductory rate" credit card systems have only made things worse. This solution seems to me a real solution. I can't bear this burden on me and my family and would be very grateful for the help.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,539.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419236	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419236. Member loan 419236 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Palm Springs Unified School District	Debt-to-income ratio:	20.06%
Length of employment:	5 years	Location:	Thousand Palms, CA

Home town:	Colorado Springs
Current & past employers:	Palm Springs Unified School District, Jeanine Pearson-Ames, Morongo Unified School District
Education:	Colorado State University at Pueblo (CSU), Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I need a $7,000 loan for wedding expenses. I have great credit history. Looking for a good interest rate. My repayment history is good paying back more principal than requested, not just minimum. I work as a substitute teacher and also as a caretaker for a woman with disability in the evenings. I have never defaulted on any credit responsibilities and would appreciate your consideration for this loan. Thank You.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,255.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 252 dated June 21, 2009